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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Pivotal Software, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

May 3, 2019

Dear Pivotal Stockholders:

       On behalf of the Board of Directors, it is my pleasure to invite you to Pivotal Software, Inc.'s 2019 Annual Meeting of Stockholders. The meeting will be held virtually on Thursday, June 13, 2019, at 10:00 a.m., Pacific Time. The meeting can be accessed by visiting www.virtualshareholdermeeting.com/PVTL2019. Please follow the registration instructions as outlined in this proxy statement to listen to the meeting, submit questions and vote online.

       At the annual meeting, we will conduct the items of business outlined in this proxy statement. We are sending many of our stockholders our proxy materials via the internet. This electronic process is convenient, helps reduce the environmental impact of our annual meeting and saves us significant postage and processing costs. If you have questions about the annual meeting, require assistance within submitting your proxy or voting your shares, or need additional copies of our proxy materials, please contact Investor Relations at ir@pivotal.io.

       You may visit https://investors.pivotal.io to access various web-based reports, executive messages and timely information on our global business.

       Your vote is important. We encourage you to read this proxy statement carefully and to vote your shares as soon as possible, even if you plan to attend the virtual meeting. Voting instructions are contained on the proxy card or voting instruction form that you received with this proxy statement.

       If your bank, brokerage firm or other nominee holds your shares of Class A common stock, please contact your nominee for additional information.

Sincerely,

Paul Maritz
Chairman of the Board of Directors

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:	Thursday, June 13, 2019
Time:	10:00 a.m., Pacific Time

Virtual Meeting: www.virtualshareholdermeeting.com/PVTL2019

Items of Business:

  1.
  To elect to the Board of Directors, the three nominees specified in the accompanying proxy statement, to serve as Class I directors, of which two are Group I directors to be elected by holders of our Class B common stock, voting as a separate class, and one is a Group II director to be elected by holders of our Class A common stock and Class B common stock voting together as a single class with each share having one vote, each for a three-year term expiring at the 2022 Annual Meeting of Stockholders or until their successors are duly elected and qualified

  2.
  To ratify the appointment of PricewaterhouseCoopers LLP as Pivotal's independent registered public accounting firm for the fiscal year ending January 31, 2020

  3.
  In addition, stockholders will consider and take action upon any other business that may properly come before the annual meeting or any adjournment or postponement thereof

Record Date

You are entitled to vote only if you were a stockholder of Pivotal's outstanding Class A common stock or Class B common stock as of the close of business on April 22, 2019, the Record Date.

Voting

Your vote is important. Whether or not you plan to attend the annual meeting, we encourage you to read the accompanying proxy statement and submit your proxy or voting instructions as soon as possible. For instructions on how to vote your shares, please refer to the instructions on page 1 of the accompanying proxy statement. We encourage you to submit your proxy or voting instructions via the internet, which is convenient, helps reduce the environmental impact of our annual meeting and saves us significant postage and processing costs.

By Order of the Board of Directors
Andrew M. Cohen Corporate Secretary May 3, 2019

2019 ANNUAL MEETING OF STOCKHOLDERS

 PROXY STATEMENT

i

PIVOTAL SOFTWARE, INC.

 PROXY STATEMENT

SUMMARY INFORMATION

This summary highlights information contained elsewhere in this proxy statement. For more complete information, we encourage you to review the entire proxy statement and Pivotal's Annual Report on Form 10-K for the fiscal year ended February 1, 2019.

The Notice of Internet Availability of Proxy Materials is first being distributed to stockholders on or about May 3, 2019. On or about May 3, 2019, we will begin mailing a full set of proxy materials to some of our stockholders. All references to "Pivotal," "we," "us," "our" and "Company" in this proxy statement refer to Pivotal Software, Inc.

Annual Meeting of Stockholders

•
Date:                    Thursday, June 13, 2019
•
Time:                   10:00 a.m. Pacific Time
•
Record Date:      April 22, 2019
•
Webcast:             The meeting can be accessed by visiting www.virtualshareholdermeeting.com/PVTL2019, where you will be able to listen to the meeting live, submit questions and vote online. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page.
•
Voting Methods:

Submit your proxy or voting instructions by internet	Submit your proxy or voting instructions by telephone	Submit your proxy or voting instructions by mail	Submit your vote online during the meeting
Go to www.proxyvote.com and enter the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials
	Call the number on your proxy card or voting instruction form. You will need the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials	Complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed, postage-paid envelope
See the instructions in the section captioned "Webcast" above regarding attendance at our virtual annual meeting to vote online. You will need the 16 digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials

Meeting Agenda and Voting Recommendations

Agenda Item	Board Recommendation	Page

Proposal 1: Election of the Class I director nominees specified in this proxy statement	FOR ALL NOMINEES	14

Proposal 2: Ratification of appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2020	FOR	30

Proposal 1: Director Nominees

The Board of Directors is asking you to vote "FOR" election of each of the director nominees listed below to serve as Class I directors with respect to the shares of our common stock you are entitled to vote.

Nominee	Age	Director Since	Director Group	Current Committee Membership

Paul Maritz	64	2013	I	Compensation

Zane Rowe	48	2016	I	N/A

Marcy Klevorn	59	2016	II	Audit

Our stockholders are entitled to vote on the election of directors as follows:

  •
  The holders of the outstanding shares of our Class B common stock, voting as a separate class, will vote on the election of the two Class I, Group I director nominees.

  •
  The holders of the outstanding shares of our Class A common stock and Class B common stock, voting together as a single class, will vote on the election of the one Class I, Group II director nominee, with each share of Class A common stock and Class B common stock entitled to one vote per share in such election.

We expect that Dell Technologies Inc., or Dell, and VMware, Inc., or VMware, which hold (in the case of Dell, through an indirect wholly-owned subsidiary) all of our Class B common stock, representing approximately 64.6% of the outstanding shares of our common stock as of the Record Date for our annual meeting, and accordingly have the ability to elect all of the director nominees, will vote "FOR" each of the director nominees. Each nominee currently serves as a member of the Board of Directors as a Class I director.

Proposal 2: Independent Registered Public Accounting Firm

The Board of Directors is asking you to vote "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP, or PwC, as our independent registered public accounting firm for the fiscal year ending January 31, 2020, or Fiscal 2020.

All PwC fees incurred in connection with professional services rendered to Pivotal during the fiscal year ended February 2, 2018 or Fiscal 2018 and the fiscal year ended February 1, 2019, or Fiscal 2019, are summarized under "Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm." The holders of our Class A common stock and our Class B common stock will vote together as a single class with respect to Proposal 2, with each share of Class A common stock entitled to one vote per share and each share of Class B common stock entitled to ten votes per share. We expect that Dell and VMware, which through their holdings of shares of our outstanding common stock control 94.8% of the votes entitled to be cast with respect to this proposal as of the Record Date for our annual meeting and accordingly have the ability to approve this proposal, will vote "FOR" this proposal.

Stockholder Proposals for 2020 Annual Meeting of Stockholders

•
Deadline for stockholder proposals for inclusion in our 2020 proxy statement: January 4, 2020
•
Period during which proposed business and nominations for director must be delivered in order to still be considered at the 2020 Annual Meeting but not included in our 2020 proxy statement: February 14, 2020 - March 15, 2020

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting To Be Held on Thursday, June 13, 2019:

The accompanying notice of annual meeting of stockholders,
proxy statement, form of proxy and Pivotal Annual Report on Form 10-K for the fiscal year ended February 1, 2019 are available electronically on our website at https://investors.pivotal.io
and at www.proxyvote.com.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

The following summary briefly answers some questions you may have regarding these proxy materials and the annual meeting. This summary may not address all questions that could be important to you as a Pivotal stockholder. Please refer to the more detailed information contained elsewhere in this proxy statement and the documents referred to in this proxy statement.

Q:   Why am I receiving these materials?

A:
You are receiving these proxy materials in connection with the solicitation of proxies for our Class A common stock on behalf of our Board of Directors for use at the 2019 Annual Meeting of Stockholders, which will take place on Thursday, June 13, 2019, at 10:00 a.m., Pacific Time. As a stockholder as of the close of business on April 22, 2019, which is the Record Date fixed by the Board of Directors, you are entitled, and are urged, to vote your shares on the proposals described in this proxy statement, and are invited to attend the annual meeting, which will be held online.

Q:   What information is contained in these materials?

A:
These materials include:

•
our notice of the annual meeting of stockholders;

•
our proxy statement for the annual meeting; and

•
our Annual Report on Form 10-K for Fiscal 2019, which includes our audited consolidated financial statements and which is our annual report to stockholders for the fiscal year.

  If you received a full set of printed versions of these materials by mail, these materials also should have included a proxy card for your shares of Class A common stock or a voting instruction form.

  The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of Pivotal's most highly paid executive officers and its directors, and other required information.

Q:   Why might I have received a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

A:
As permitted by the rules of the U.S. Securities and Exchange Commission, or SEC, we are furnishing proxy materials to many of our stockholders via the internet, rather than mailing printed copies of those materials to each stockholder. If you received a Notice of Internet Availability of Proxy Materials, or Notice, by mail, you will not receive a paper or e-mail copy of the proxy materials unless you request one. To request a printed or e-mail copy of the proxy materials (free of charge), you should follow the instructions included in the Notice. The Notice also provides instructions on how to access the proxy materials online, how to submit your proxy or voting instructions via the internet, by telephone or by mail, and how to vote online at the annual meeting.

Q:   Why did some stockholders not receive a Notice in the mail?

A:
Some Pivotal stockholders, including stockholders who previously have requested to receive paper copies of the proxy materials, will receive paper copies of the proxy materials instead of a Notice.

  In addition, stockholders who previously have elected delivery of proxy materials electronically will receive a Notice by e-mail. Those stockholders should have received an e-mail containing a link to the website where the proxy materials are available and a link to the proxy voting website.

Q:   How do I access the proxy materials or request a paper or electronic copy if I received a Notice?

A:
The Notice you received from Pivotal or your bank, brokerage firm or other nominee provides instructions regarding how to view Pivotal's proxy materials for the annual meeting online. As explained in the Notice, to view the proxy materials and submit your proxy or voting instructions, you will need to follow the instructions in your Notice and have available your 16-digit control number contained in your Notice. The proxy statement and Pivotal's Annual Report on Form 10-K for Fiscal 2019 are also available electronically on our website at https://investors.pivotal.io.

  A paper or e-mail copy of the proxy materials may be requested (free of charge) using one of the methods described in the Notice.

Q:   What proposals will be voted on at the annual meeting?

A:
Stockholders will vote on two proposals at the annual meeting:

•
Proposal 1 - To elect to the Board of Directors the three nominees specified in this proxy statement as Class I directors, each for a three-year term expiring at the 2022 Annual Meeting of Stockholders or until their successors are duly elected and qualified

•
Proposal 2 - To ratify the appointment of PwC as Pivotal's independent registered public accounting firm for Fiscal 2020

Q:   How does the Board of Directors recommend that I vote on these proposals?

A:
The Board of Directors unanimously recommends that you vote your shares:

•
"FOR" the election of the Board's director nominee, as described in Proposal 1

•
"FOR" the ratification of the appointment of PwC as Pivotal's independent registered public accounting firm for our fiscal year ending January 31, 2020, as described in Proposal 2

Q:   Who is entitled to vote at the annual meeting?

A:
Holders of record of our Class A common stock and our Class B common stock as of the close of business on April 22, 2019, which is the Record Date fixed by the Board of Directors, are entitled to vote their shares at the annual meeting.

  A complete list of stockholders entitled to vote at the annual meeting will be available for inspection by any stockholder for any purpose germane to the annual meeting for at least ten days before the annual meeting during ordinary business hours at our headquarters located at 875 Howard Street, 5th floor, San Francisco, California 94103. In addition, the list will be available to any stockholder for examination online during the annual meeting. To access the list during the annual meeting, please visit www.virtualshareholdermeeting.com/PVTL2019 and enter the 16-digit control number provided on your proxy card, voting instruction form or Notice.

Q:   What constitutes a quorum for the annual meeting?

A:
To conduct any business at the annual meeting, a quorum must be present in person or represented by valid proxies. The holders of shares of our common stock representing a majority in voting power of the shares of our common stock outstanding and entitled to vote at the annual meeting, present in person or represented by proxy, will generally constitute a quorum for the transaction of business at the meeting, except as required by express provision of applicable law, the rules or regulations of The New York Stock Exchange, or NYSE, our certificate of incorporation or our bylaws.

  Where a separate vote by a class or series of our capital stock is required with respect to any matter, the holders of the outstanding shares of that class or series representing a majority of the votes entitled to be cast by all outstanding shares of that class or series, present or represented by proxy, will constitute a quorum entitled to take action with respect to the vote on that matter. As described under the caption "Proposal 1 - Election of Directors" in this proxy statement, a separate vote by the holders of the outstanding shares of our Class B common stock is required for the election of our Group I directors and accordingly the holders of a majority of our issued and outstanding shares of our Class B common stock, present in person or represented by proxy, will constitute a quorum for such election.

Q:   How many shares may be voted at the annual meeting?

A:
Pivotal has issued and outstanding shares of two classes of its authorized common stock consisting of Class A common stock and Class B common stock. As of the Record Date for the annual meeting, 271,606,314 shares of common stock were outstanding and entitled to vote, of which 96,092,042 shares are shares of Class A common stock and 175,514,272 shares are shares of Class B common stock.

  Our Class A common stock is listed on the NYSE, and is registered under Section 12 of the Securities Exchange Act of 1934, or the Exchange Act. Our Class B common stock is not listed on any securities exchange or registered under the Exchange Act.

Q:   What shares may I vote and what are the voting rights of the holders of Pivotal's common stock?

A:
You may vote all of the shares of Pivotal common stock owned by you as of the close of business on the Record Date. Each share of Class A common stock is entitled to one vote per share and each share of Class B common stock is entitled to ten votes per share. Stockholders are not entitled to cumulate their votes in the election of directors.

Q:   What is the difference between a "stockholder of record" and a "beneficial owner"?

A:
Whether you are a "stockholder of record" or a "beneficial owner" with respect to your shares of Pivotal common stock depends on how you hold your shares:

•
Stockholder of Record:  If you hold shares directly in your name on records maintained by Pivotal's transfer agent, Computershare Trust Company, N.A., or Computershare, you are considered the "stockholder of record" with respect to those shares, the proxy materials or Notice have been sent directly to you by Pivotal, and you may submit a proxy and vote those shares in the manner described in this proxy statement.

•
Beneficial Owner:  If your shares of Class A common stock are held through a bank, brokerage firm or other nominee, you are considered the "beneficial owner" of shares held in "street name," and these proxy materials (or a Notice, if applicable) are being forwarded to you by your nominee along with a voting instruction form. You may use the voting instruction form to direct your nominee on how to vote your shares, using one of the methods described on the voting instruction form.

Q:   May I attend the annual meeting? What do I need in order to attend the meeting?

A:
The annual meeting will be conducted completely online via the internet. Stockholders may attend and participate in the meeting by visiting www.virtualshareholdermeeting.com/PVTL2019. To access the annual meeting, you will need the 16-digit control number included on your Notice, on your proxy card or on your voting instruction form. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page.

  We encourage you to access the annual meeting before the start time of 10:00 a.m., Pacific Time, on June 13, 2019. Please allow ample time for online check-in, which will begin at 9:45 a.m., Pacific Time, on June 13, 2019.

Q:   Why is the annual meeting a virtual, online meeting?

A:
By conducting our annual meeting solely online via the internet, we eliminate many of the costs associated with a physical meeting. In addition, we anticipate that a virtual meeting will provide greater accessibility for stockholders, encourage stockholder participation from around the world, and improve our ability to communicate more effectively with our stockholders during the meeting.

Q:   How may I vote my shares at the virtual annual meeting?

A:
If you hold shares of Pivotal common stock as the stockholder of record or, if you have a valid proxy from the record holder to vote the shares in street name as a beneficial owner, you have the right to vote those shares at the virtual annual meeting. If you choose to do so, please follow the instructions at www.virtualshareholdermeeting.com/PVTL2019 in order to vote or submit questions during the meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page.

  Even if you plan to attend the virtual annual meeting, you should submit a proxy or voting instructions for your shares in advance, so that your vote will be counted if you later decide not to attend the virtual annual meeting.

Q:   How may I vote my shares without attending the annual meeting?

A:
Even if you plan to attend the virtual annual meeting, you should submit a proxy or voting instructions before the meeting by the method or methods below:

•
For stockholders who received a Notice by mail:  You may access the proxy materials and voting instructions over the internet via the web address provided on the Notice. To access the materials and to submit your proxy or voting instructions, you will need the 16-digit control number provided on the Notice you received in the mail. You may submit your proxy or voting instructions by following the instructions on the Notice or on the proxy voting website.

•
For stockholders who received the proxy materials by e-mail:  You may access the proxy materials and voting instructions over the internet via the web address provided in the e-mail. To submit your proxy or voting instructions, you will need the 16-digit control number provided in the e-mail. You may submit your proxy or voting instructions by following the instructions in the e-mail or on the proxy voting website.

•
For stockholders who received the proxy materials by mail:  You may submit your proxy or voting instructions by following the instructions provided on the proxy card or voting instruction form. If you submit your proxy or voting instructions via the internet or by telephone, you will need the 16-digit control number provided on the proxy card or voting instruction form. If you submit your proxy or voting instructions by mail, please complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed, postage-paid envelope.

Q:   What is the deadline for submitting a proxy or voting instructions via the internet or by telephone?

A:
If you are a stockholder of record and do not vote at the virtual annual meeting, you may submit your proxy via the internet or by telephone until 11:59 p.m., Eastern Time on Wednesday, June 12, 2019.

  If you are a beneficial owner of shares of Class A common stock held through a bank, brokerage firm or other nominee, please follow the instructions on your voting instruction form.

Q:   May I revoke my proxy or voting instructions before my shares are voted at the annual meeting?

A:
Yes. Stockholders generally have the right to revoke their proxy or voting instructions before their shares are voted at the annual meeting, subject to the voting deadlines described in the answer to the immediately preceding question. Your attendance at the annual meeting will not automatically revoke your proxy unless you vote at the meeting or file a written notice with the Corporate Secretary of Pivotal requesting that your prior proxy be revoked, as described below.

  •
  Stockholders of Record:  If you are a stockholder of record, you may revoke a proxy by:

  •
  signing another proxy card with a later date and delivering it to an officer of the Company before the annual meeting;

  •
  submitting a later proxy via the internet or by telephone before 11:59 p.m., Eastern Time, on June 12, 2019;

  •
  providing written notice of your revocation to Pivotal's Corporate Secretary at Pivotal Software, Inc., 875 Howard Street, 5th floor, San Francisco, California, 94103, Attn: Corporate Secretary/Office of the General Counsel; or

  •
  voting online at the annual meeting.

  Stockholders of record may change their proxy by using any one of these methods regardless of the method they previously used to submit their proxy. Only the latest dated proxy card you submit will be counted.

    Beneficial Owners: If you are a beneficial owner of shares of Class A common stock held through a bank, brokerage firm or other nominee, you may submit new voting instructions by:

    •
    submitting new voting instructions in the manner stated in the voting instruction form; or

    •
    voting your shares online at the annual meeting.

Q:   How do I elect to receive future proxy materials electronically?

A:
If you received a paper copy of the proxy materials or the Notice, you may elect to receive future Pivotal proxy materials electronically by following the instructions on your proxy card or voting instruction form or at www.proxyvote.com. Choosing to receive your future proxy materials electronically will help us conserve natural resources and reduce the costs of printing and distributing our proxy materials. If you choose to receive future proxy materials electronically, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to receive proxy materials electronically will remain in effect until you terminate it.

Q:   What does it mean if I receive more than one proxy card or voting instruction form?

A:
If your shares of Class A common stock are held in more than one account, you will receive a proxy card or voting instruction form for each account. To ensure that all of your shares are voted, please follow the instructions you receive for each account to submit a proxy or voting instructions via the internet or by telephone, or by completing, dating, signing and returning your proxy card or voting instruction form in the pre-addressed, postage-paid envelope provided.

Q:   How will my shares be voted if I submit my proxy or voting instruction form but do not provide specific voting instructions in the proxy or voting instruction form I submit?

A:
The effect of submitting a proxy or voting instruction form without providing specific voting instructions depends on how you hold your shares.

•
Stockholders of Record:  If you sign and submit a proxy to Pivotal but do not indicate any voting instructions, your shares will be voted as follows:

•
"FOR" the election of the director nominee specified in Proposal 1

•
"FOR" Proposal 2 (ratification of appointment of independent registered public accounting firm)

    If any other business properly comes before the stockholders for a vote at the annual meeting, or any adjournment or postponement of the meeting, your shares will be voted according to the discretion of the Company's proxy holders.

  •
  Beneficial Owners:  A bank, brokerage firm or other nominee that holds shares of Class A common stock for a beneficial owner will be entitled to vote those shares without instructions from the beneficial owner on matters that are considered "routine" in nature. The ratification of the appointment of PwC as Pivotal's independent registered public accounting firm for the fiscal year ending January 31, 2020 in Proposal 2 is the only proposal to be acted on at the annual meeting that is considered "routine." Unless instructed by the beneficial owner on how to vote, a bank, brokerage firm or other nominee is not entitled to vote the shares it holds for a beneficial owner on any proposals that are considered "non-routine," which for the annual meeting is Proposal 1 (election of directors).

    Consequently, if you hold your shares of Pivotal common stock through a bank, brokerage firm or other nominee and you do not submit any voting instructions to your nominee, your nominee (1) may not exercise its discretion to vote your shares on Proposal 1 (election of directors), but (2) may exercise its discretion to vote your shares on Proposal 2 (ratification of appointment of independent registered public accounting firm). If your shares are voted as directed by your bank, brokerage firm or other nominee on the routine proposal (Proposal 2), your shares will constitute "broker non-votes" on the non-routine proposals (Proposal 1) and will not affect the outcome of the vote for such proposals (see below for a further discussion of broker non-votes). If you are a beneficial owner and want your vote to count on Proposal 1 (the election of directors), you must instruct your bank, brokerage firm or other nominee how to vote your shares.

Q:   What vote is required to approve each of the proposals?

A:
The voting requirements for approval of the proposals at the annual meeting, assuming a quorum is present or represented at the meeting, are as follows:

Proposal	Vote required	Broker discretionary voting allowed?

Proposal 1: Election of Class I directors	Plurality of votes cast with respect to shares present and entitled to vote on the election of directors of each director group*	No

Proposal 2: Ratification of appointment of independent registered public accounting firm	Affirmative vote of holders of shares representing a majority in voting power of shares present and entitled to vote on the proposal	Yes

*Each Group I nominee will be elected by a plurality of the aggregate votes cast by the holders of our Class B common stock, voting as a separate class. Each Group II nominee will be elected by a plurality of the aggregate votes cast by the holders of shares of our outstanding Class A common stock and shares of our outstanding Class B common stock, voting together as a single class with each share of Class A common stock and Class B common stock entitled to one vote per share in such election.

Q:   What effect do abstentions and broker non-votes have on the proposals?

A:
If your shares are counted as either a broker non-vote or an abstention, your shares will be included in the number of shares represented for purposes of determining whether a quorum is present.

  In regard to the effect of each on the outcome of each proposal:

  •
  Abstentions:  Abstentions will have no effect on the outcome of the vote for Proposal 1 (election of directors). Abstentions will have the same effect as a vote against Proposal 2 (ratification of appointment of independent registered public accounting firm).

  •
  Broker non-votes:  Broker non-votes will have no effect on the outcome of the vote for Proposal 1. A "broker non-vote" occurs when (1) the beneficial owner of shares held through a bank, brokerage firm or other nominee in "street name" does not give the nominee specific voting instructions on the matter, (2) the proposal being voted on is a matter that is considered "non-routine" in nature and (3) there is at least one "routine" proposal being voted on at the same meeting. If you are a beneficial owner of Class A common stock and do not submit any voting instructions to your bank, brokerage firm or other nominee, your nominee may exercise its discretion to vote your shares on Proposal 2, because that proposal is considered "routine." However, a nominee is not entitled to vote the shares it holds for a beneficial owner on any "non-routine" proposals. Therefore, if you do not provide specific voting instructions to your nominee, and if your shares are voted as directed by your nominee on Proposal 2, your shares will constitute broker non-votes with respect to Proposal 1 because this is a non-routine proposal.

Q:   How will the voting power of the Class B common stock held by our principal stockholder affect the approval of the proposals being voted on at the annual meeting?

A:
As of the Record Date for the annual meeting, Dell, our controlling stockholder, and VMware, which is also controlled by Dell, held all of the outstanding shares of our Class B common stock, representing approximately 64.6% of the shares of our outstanding common stock. With respect to the proposals described in this proxy statement, other than the election of directors, for which voting is described under the heading "Proposal 1 - Election of Directors" in this proxy statement, the holders of our Class A common stock and our Class B common stock will vote together as a single class with each share of Class A common stock having one vote per share and each share of Class B common stock having ten votes per share. With respect to Proposal 2, Dell and VMware will collectively control approximately 94.8% of the votes entitled to be cast with respect to such proposal.

  By reason of their ownership of all of our outstanding Class B common stock, Dell and VMware have the ability to elect all of the director nominees and to approve the ratification of the appointment of PwC as Pivotal's independent registered public accounting firm for our fiscal year ending January 31, 2020. We expect that Dell and VMware will vote in favor of Proposals 1 and 2.

Q:   What happens if additional matters are presented at the annual meeting?

A:
If you grant a proxy to Pivotal, Pivotal's proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting. Other than matters and proposals described in this proxy statement, as of the date of this proxy statement, Pivotal has not received valid notice of any other business to be acted upon at the annual meeting.

Q:   Who will count the votes?

A:
Broadridge Financial Solutions, Inc., or a representative or agent of Broadridge Financial Solutions, Inc., will tabulate and certify the votes as the inspector of election for the annual meeting.

Q:   Where can I find the voting results of the annual meeting?

A:
Pivotal will report the voting results by filing a current report on Form 8-K with the SEC within four business days after the date of the annual meeting. If the final voting results are not known when Pivotal files its report, it will amend the initial report to disclose the final voting results within four business days after those results become known.

Q:   Who will bear the cost of soliciting votes for the annual meeting?

A:
Pivotal will bear all costs of this proxy solicitation. Proxies may be solicited by mail, in person, by telephone, by facsimile, by electronic means or by advertisements by directors, executive officers and other employees of Pivotal or its subsidiaries, without additional compensation. Pivotal will reimburse banks, brokerage firms and other nominees for their reasonable expenses to forward proxy materials to beneficial owners.

Q:   Are copies of the proxy materials for the annual meeting and Pivotal's Annual Report on Form 10-K available electronically?

A:
Yes. Copies of the proxy materials for the annual meeting and Pivotal's Annual Report on Form 10-K for Fiscal 2019, which is our annual report to stockholders for the fiscal year, are available without exhibits at https://investors.pivotal.io, and with exhibits at the website maintained by the SEC at www.sec.gov.

Q:   How may I propose matters for inclusion in Pivotal's proxy materials for the 2020 Annual Meeting of Stockholders or for consideration at the 2020 Annual Meeting of Stockholders, and what are the deadlines?

A:
For information on how to propose matters for inclusion in Pivotal's proxy materials for the 2020 Annual Meeting of Stockholders or for consideration at the 2020 Annual Meeting of Stockholders without inclusion in our proxy materials, and for the specification of applicable deadlines, see "Additional Information - Stockholder Proposals for Next Year's Annual Meeting."

Q:   What are the implications of Pivotal being an "emerging growth company"?

A:
We are an "emerging growth company" as defined in the Jumpstart Our Business Startups Act of 2012, or the JOBS Act. For so long as we remain an emerging growth company, we are permitted, and currently intend to rely on certain provisions of the JOBS Act that contain exceptions to and exemptions from disclosure and other requirements that otherwise are applicable to companies that file periodic reports with the SEC. Among other provisions, the JOBS Act permits us to include reduced disclosure regarding executive compensation in this proxy statement and our other SEC filings and provides an exemption from the requirement to hold a non-binding, advisory vote on executive compensation and stockholder approval of any golden parachute arrangements not previously approved.

Q:   What is "householding" and how does it affect me?

A:
For information on "householding" of proxy materials and how it may affect you, including how to obtain a separate set of voting materials, see "Additional Information - Stockholders Sharing the Same Last Name and Address."

Q:   What is the address of Pivotal's principal executive offices?

A:
The mailing address of our principal executive offices is 875 Howard Street, 5th floor, San Francisco, California 94103.

Q:   Who can help answer my other questions or help me if I need other assistance?

A:
If you have questions about the annual meeting, require assistance in submitting your proxy or voting your shares, or need additional copies of this proxy statement or the proxy card, please contact Investor Relations by e-mail at ir@pivotal.io.

  If your bank, brokerage firm or other nominee holds your shares of Class A common stock, you also should contact your nominee for additional information.

PROPOSAL 1 - ELECTION OF DIRECTORS

       We are asking our stockholders to elect two Class I, Group I directors, Paul Maritz and Zane Rowe, and one Class I, Group II director, Marcy S. Klevorn, at this meeting. Each nominee is currently serving as a Class I director. The directors to be elected at this annual meeting will serve a three-year term until the 2022 Annual Meeting of Stockholders and until their successors are elected and qualified. Messrs. Maritz and Rowe, the Group I director nominees, will be elected by a plurality of the aggregate votes cast by the holders of our Class B common stock, voting as a separate class. Ms. Klevorn, the Group II director nominee, will be elected by a plurality of the aggregate votes cast by the holders of shares of our Class A common stock and shares of our Class B common stock, voting together as a single class with each share of Class A common stock and Class B common stock entitled to one vote per share.

Director Classes

       Our Board of Directors is currently composed of eight members and has three vacancies for a total of 11 directorships. The number of authorized directors is determined by the Board of Directors from time to time.

       The Board of Directors is divided into two groups, Group I and Group II. The holders of Class B common stock, voting as a separate class, are entitled to elect at least 80% of the total number of the directors constituting the Board of Directors, without vacancies. These directors are Group I directors. Subject to any rights of any series of preferred stock to elect directors, the holders of Class A common stock and the holders of Class B common stock, voting together as a single class, are entitled to elect the remaining number of directors, with each share of Class A common stock and each share of Class B common stock entitled to one vote per share in any such election. These directors are Group II directors. Mr. Dell, Mr. Durban, Mr. Green, Mr. Maritz, Mr. Mee and Mr. Rowe serve as Group I directors, and Ms. Klevorn and Ms. Lankton serve as Group II directors.

       The Board of Directors is further divided into the following three classes that serve staggered three-year terms:

  •
  Class I directors, whose term will expire at this 2019 Annual Meeting of Stockholders

  •
  Class II directors, whose term will expire at the 2020 Annual Meeting of Stockholders

  •
  Class III directors, whose term will expire at the 2021 Annual Meeting of Stockholders

       The following directors currently serve on the Board of Directors:

  •
  Paul Maritz, Zane Rowe and Marcy S. Klevorn serve as Class I directors

  •
  Madelyn J. Lankton, Egon Durban and Robert Mee serve as Class II directors

  •
  Michael S. Dell and William D. Green serve as Class III directors

       Directors of each class will hold office until the annual meeting for the year in which their term expires (as indicated above) and until their successors are elected and qualified, subject, however, to the prior death, resignation, retirement, disqualification or removal of a director from office. The number of directors in each class may be changed only by resolution of a majority of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so as to ensure that the classes are as nearly equal in number as the then-authorized number of directors permits. If at any time or from time to time any Group I directorship is vacant, one of the existing Group I directors to be designated in writing by Dell will be entitled to cast, on all matters upon which a vote or consent of the Board of Directors is taken, a number of votes equal to one plus the number of vacant Group I directorships then existing, and all other directors will be entitled to cast one vote. As of the date of this proxy statement, there are three vacant Group I directorships, and Mr. Dell has been designated as the director entitled to cast one additional vote on all matters upon which a vote or consent of the Board of Directors is taken. Accordingly, Mr. Dell is generally entitled to cast four votes on any matter submitted to a vote of our Board of Directors.

Director Nominees

       Each director nominee has consented to serve as a nominee, to serve as a director if elected, and to be named as a nominee in this proxy statement.

       Biographical and qualification information about each nominee is included under "Directors Standing for Election." The Board of Directors' recommendation of its director nominees is based on its carefully considered judgment that the qualifications and experience of the nominees, particularly in areas relevant to Pivotal's strategy and operations, make them suitable candidates to serve on the Board of Directors.

       The Board of Directors unanimously recommends a vote "FOR" the Board of Directors' nominee for Class I director.

Director Qualifications and Information

       Our entire Board of Directors is responsible for nominating members for election to the Board of Directors and for filling vacancies on the Board of Directors that may occur between annual meetings.

       Set forth below is biographical information, as of May 3, 2019, about the persons whom the Board of Directors has nominated for election at the annual meeting and the continuing directors, including the qualifications, experience and skills the Board of Directors considered in determining that each such person should serve as a director.

Directors Standing for Election

Paul Maritz Class I, Group I Director Term expires: 2019 Annual Meeting Age: 64 Director since April 2013 Board committees: • Compensation (Chair)	Mr. Maritz has served as a member of our Board of Directors since April 2013 and Chairman of our Board of Directors since September 2016. Mr. Maritz served as our Chief Executive Officer from April 2013 through August 2015. From September 2012 through March 2013, Mr. Maritz served as Chief Strategist at EMC Corporation, a data storage, information security, virtualization, analytics and cloud computing company. Mr. Maritz also served as a director of VMware, a cloud infrastructure and digital workspace technology company and majority-owned subsidiary of Dell Technologies, from July 2008, when he joined VMware as Chief Executive Officer, to December 2017. Mr. Maritz was VMware's Chief Executive Officer from July 2008 to August 2012 and President from July 2008 to January 2011. Prior to joining VMware, he was President of EMC's Cloud Infrastructure and Services Division after EMC acquired Pi Corporation in February 2008. Mr. Maritz was a founder of Pi, a software company focused on building cloud-based solutions, and served as its Chief Executive Officer. Before founding Pi, Mr. Maritz spent 14 years working at Microsoft Corporation, a multinational technology company, where he served as a member of the five-person Executive Committee that managed the company.

Mr. Maritz is qualified to serve on our Board of Directors because of his experience serving in various executive positions at Pivotal, VMware, EMC and other global technology companies, which provided him in-depth knowledge of our business and the issues we face. In addition, Mr. Maritz's substantial experience in the information technology sector, ranging from development of software products to founding a company developing cloud computing software, provides the Board of Directors with significant expertise on a variety of issues important to our business.

Zane Rowe Class I, Group I Director Term expires: 2019 Annual Meeting Age: 48 Director since September 2016	Mr. Rowe has served as a member of our Board of Directors since September 2016. Mr. Rowe has served as Chief Financial Officer and Executive Vice President of VMware since March 2016. Before joining VMware, he served as Executive Vice President and Chief Financial Officer of EMC Corporation from October 2014 through February 2016. Prior to joining EMC, Mr. Rowe was Vice President of North American Sales of Apple Inc. from May 2012 to May 2014. He was Executive Vice President and Chief Financial Officer of United Continental Holdings, Inc., an airline holdings company, from October 2010 until April 2012 and was Executive Vice President and Chief Financial Officer of Continental Airlines from August 2008 to September 2010. Mr. Rowe is also a member of the board of directors of Sabre Corporation.

Mr. Rowe is qualified to serve on our Board of Directors because of his financial expertise and experience in sales, operations and strategic roles, as well as his extensive experience in the technology industry.
Marcy S. Klevorn Class I, Group II Director Term expires: 2019 Annual Meeting Age: 59 Director since May 2016 Board committees: • Audit

Ms. Klevorn has served as a member of our Board of Directors since May 2016. Ms. Klevorn has served as Executive Vice President and President of Mobility, Ford Motor Company, since June 2017. In this role, she is responsible for overseeing Ford Smart Mobility LLC, which was formed to accelerate the company's plans to design, build, grow and invest in emerging mobility services, as well as Information Technology and Global Data, Insight and Analytics. Previously, Ms. Klevorn was group vice president, Information Technology and Chief Information Officer from January 2015 to January 2017. From 1983 to January 2015, Ms. Klevorn worked at various positions at Ford Motor Company.

Ms. Klevorn is qualified to serve on our Board of Directors because of her extensive experience serving as an executive of Ford and her deep understanding of the information technology industry.

Continuing Directors

Robert Mee Class II, Group I Director Term expires: 2020 Annual Meeting Age: 55 Director since August 2015	Mr. Mee has served as our Chief Executive Officer and as a member of our Board of Directors since August 2015. Prior to that, Mr. Mee was our Senior Vice President of Products and Research & Development from April 2013 to August 2015. Mr. Mee was part of Pivotal's founding team in April 2013. Prior to joining Pivotal, Mr. Mee led the Pivotal Labs Division at EMC Corporation from 2012 to April 2013, where he was responsible for all aspects of the Pivotal Labs business. Prior to EMC, he served as Founder and Chief Executive Officer of Pivotal Labs LLC from 1989 until it was acquired by EMC in 2012.

Mr. Mee is qualified to serve on our Board of Directors because of his leadership experience serving as our Chief Executive Officer and the Founder and Chief Executive Officer of Pivotal Labs LLC, his deep knowledge of and expertise in agile software development and the technology industry generally, and his background as part of Pivotal's founding team.
Michael S. Dell Class III, Group I Director Term expires: 2021 Annual Meeting Age: 54 Director since September 2016
Mr. Dell has served as a member of our Board of Directors since September 2016. He has served as Chairman and Chief Executive Officer of Dell Technologies since October 2013. Mr. Dell has held the title of Chairman of Dell Inc. since he founded that company in 1984. Mr. Dell also served as Chief Executive Officer of Dell Inc. from 1984 until July 2004 and resumed that role in January 2007. In 1998, Mr. Dell formed MSD Capital, L.P. for the purpose of managing his and his family's investments, and, in 1999, he and his wife established the Michael & Susan Dell Foundation to provide philanthropic support to a variety of global causes. Mr. Dell also serves as a director and non-executive Chairman of the board of directors of VMware and of SecureWorks Corp., a majority-owned subsidiary of Dell Technologies.

As the Chairman, Chief Executive Officer and founder of Dell, Mr. Dell oversees one of the world's largest technology companies and is recognized as one of the leading innovators and influencers in the business world. Mr. Dell has decades of experience leading a complex, international technology enterprise and possesses extensive knowledge of internet-based technologies and the needs and expectations of enterprise customers. Having successfully led Dell Inc. through many transitions in information technology and enterprise computing, Mr. Dell brings extensive and valuable experience to our Board of Directors.

Egon Durban Class II, Group I Director Term expires: 2021 Annual Meeting Age: 45 Director since September 2016	Mr. Durban has served as a member of our Board of Directors since September 2016. He has been a member of the Board of Directors of Dell Technologies since the closing of Dell's going-private transaction in October 2013. Mr. Durban is a Managing Partner and Managing Director of Silver Lake Partners, or Silver Lake, a global private equity firm. Mr. Durban joined Silver Lake in 1999 as a founding principal. Mr. Durban also serves on the boards of directors of Motorola Solutions, Inc., VMware and SecureWorks Corp.

As the Managing Partner, Managing Director and a founding principal of one of the leading global technology investment funds, Mr. Durban possesses considerable financial acumen, deep knowledge of global trends in information technology and expertise in conducting complex business transactions. We believe that Mr. Durban also brings valuable experience from his service on other public company boards to his service on our Board of Directors.
William D. Green Class III, Group I Director Term expires: 2021 Annual Meeting Age: 65 Director since August 2015 Board committees: • Audit (Chair) • Compensation

Mr. Green has served as a member of our Board of Directors since August 2015. Mr. Green has served as a director of Dell Technologies since September 2016. Previously, he served as a director of EMC Corporation from July 2013 to August 2016 and as EMC's independent Lead Director from February 2015 to August 2016. Mr. Green served as Chairman of the board of directors of Accenture plc, a global management consulting, technology services and outsourcing company, from August 2006 until his retirement in February 2013, and as Chief Executive Officer of that company from September 2004 through December 2010. He was elected as a partner of Accenture plc in 1986. Mr. Green is also a member of the board of directors of S&P Global Inc. (formerly known as McGraw Hill Financial, Inc.).

Mr. Green is qualified to serve on our Board of Directors because of his leadership and operating experience as the former Chairman of the Board and Chief Executive Officer of Accenture, his broad international business expertise and his deep understanding of the information technology industry.

Madelyn Lankton Class II, Group II Director Term expires: 2020 Annual Meeting Age: 63 Director since October 2018 Board committees: • Audit

Ms. Lankton has served as a member of our Board of Directors since October 2018. From 1982 until 2018, she was at The Travelers Companies, serving most recently as Senior Vice President and Chief Information Officer and a member of the Management and Operating Committees. In addition to holding a number of technology and operational leadership roles at the Travelers, she initiated a Women's Mentoring Forum for high potential women within the information technology industry and, in 2008, she was recognized with a "Women in Insurance Leadership Award" from Insurance Networking News.

Ms. Lankton is qualified to serve on our Board of Directors because of her extensive experience serving as Senior Vice President and Chief Information Officer of The Travelers Companies and her deep understanding of the information technology industry.

       Settlement of SEC Proceeding with Mr. Dell — On October 13, 2010, a federal district court approved settlements by Dell Inc. and Mr. Dell with the SEC resolving an SEC investigation into Dell Inc.'s disclosures and alleged omissions before fiscal year 2008 regarding certain aspects of its commercial relationship with Intel Corporation and into separate accounting and financial reporting matters. Dell Inc. and Mr. Dell entered into the settlements without admitting or denying the allegations in the SEC complaint, as is consistent with common SEC practice. The SEC's allegations with respect to Mr. Dell and his settlement were limited to the alleged failure to provide adequate disclosures with respect to Dell Inc.'s commercial relationship with Intel Corporation prior to fiscal year 2008. Mr. Dell's settlement did not involve any of the separate accounting fraud charges settled by Dell Inc. and others. Moreover, Mr. Dell's settlement was limited to claims in which only negligence, and not fraudulent intent, is required to establish liability, as well as secondary liability claims for other non-fraud charges. Under his settlement, Mr. Dell consented to a permanent injunction against future violations of these negligence-based provisions and other non-fraud based provisions related to periodic reporting. Specifically, Mr. Dell consented to be enjoined from violating Sections 17(a)(2) and (3) of the Securities Act and Rule 13a-14 under the Exchange Act, and from aiding and abetting violations of Section 13(a) of the Exchange Act and Rules 12b-20, 13a-1 and 13a-13 thereunder. In addition, Mr. Dell agreed to pay a civil monetary penalty of $4 million, which has been paid in full. The settlement did not include any restrictions on Mr. Dell's continued service as an officer or director of Dell Inc.

Executive Officers

       The following table sets forth information regarding our executive officers as of May 3, 2019:

Name	Age	Position

Robert Mee	55	Chief Executive Officer and Director
William Cook	61	President
Onsi Fakhouri	35	Senior Vice President, Cloud R&D
Cynthia Gaylor	46	Senior Vice President, Chief Financial Officer
Edward Hieatt	42	Senior Vice President, Customer Success
Andrew Cohen	54	Senior Vice President, General Counsel and Corporate Secretary
Scott Yara	45	Senior Vice President, Products

Robert Mee Chief Executive Officer and Director Age: 55	Mr. Mee became our Chief Executive Officer on August 2015, and is a member of our Board of Directors. Mr. Mee's biographical information is described in Proposal No. 1 above.
William Cook President Age: 61
Mr. Cook has served as our President since April 2013. Mr. Cook was part of Pivotal's founding team in April 2013. Prior to joining Pivotal, Mr. Cook served as President of the Greenplum Division at EMC Corporation from 2010 to 2013, where he was responsible for all aspects of the Greenplum business. Prior to EMC, Mr. Cook was the Chief Executive Officer of Greenplum, Inc., an open-source data company, from 2006 until Greenplum's acquisition by EMC in 2010. Prior to Greenplum, Mr. Cook held leadership positions at various companies, including spending 19 years at Sun Microsystems, a computer systems and software company, where he most recently served as Senior Vice President of U.S. Sales.
Onsi Fakhouri Senior Vice President, Cloud R&D Age: 35
Mr. Fakhouri has served as our Senior Vice President, Cloud R&D, since May 2017, and is responsible for the development of Pivotal's cloud-native offerings. Prior to that, Mr. Fakhouri was Vice President, Cloud R&D from January 2016 to May 2017, and Vice President, Engineering for Cloud Foundry from April 2015 to January 2016. He also was a distinguished software engineer and product manager from 2013 to April 2015. Prior to joining Pivotal in 2013, Mr. Fakhouri was a senior software engineer in the Pivotal Labs Division at EMC Corporation from 2012 to 2013. Prior to EMC, he was a software engineer at Pivotal Labs LLC from September 2010 until it was acquired by EMC in 2012.

Cynthia Gaylor Senior Vice President, Chief Financial Officer Age: 46	Ms. Gaylor has served as our Senior Vice President and Chief Financial Officer since May 2016. Prior to joining Pivotal, Ms. Gaylor was an independent strategic advisor from November 2014 to May 2016. From June 2013 to October 2014, Ms. Gaylor was the Head of Corporate Development and an Advisor at Twitter. Prior to Twitter, Ms. Gaylor was a Managing Director at Morgan Stanley, serving in various positions in the technology investment banking group between March 2006 and May 2013. Ms. Gaylor is also a member of the board of directors of DocuSign, Inc.
Edward Hieatt Senior Vice President, Customer Success Age: 42
Mr. Hieatt has served as our Senior Vice President, Customer Success, since August 2015, and is responsible for our Customer Success Organization. Prior to that, Mr. Hieatt was Vice President of Pivotal Labs from January 2014 to August 2015. Prior to joining Pivotal in 2013, Mr. Hieatt was Senior Director of Engineering at the Pivotal Labs Division of EMC Corporation from 2012 to 2013, where he was responsible for the operations of the Pivotal Labs consultancy. Prior to EMC, he served as Vice President of Engineering of Pivotal Labs LLC, which he joined as a software engineer in 2003, until it was acquired by EMC in 2012.
Andrew Cohen Senior Vice President, General Counsel and Corporate Secretary Age: 54
Mr. Cohen has served as our Senior Vice President, General Counsel and Corporate Secretary since July 2016. From our founding in April 2013 to July 2016, Mr. Cohen was Vice President, General Counsel and Corporate Secretary. Prior to joining Pivotal, Mr. Cohen held various leadership positions at EMC Corporation from 1998 to 2013, including serving as Vice President and Assistant General Counsel from January 2007 to April 2013, where he was responsible for a number of legal functions, including compliance, litigation, mergers and acquisitions, investigations and real estate, as well as leading a compliance technology solutions team.
Scott Yara Senior Vice President, Products Age: 45
Mr. Yara has served as our Senior Vice President, Products, since September 2016. Mr. Yara was our President and Head of Products from July 2014 to September 2016 and was Senior Vice President, Products from April 2013 to July 2014. Mr. Yara was part of Pivotal's founding team in April 2013. Prior to joining Pivotal, Mr. Yara served as Senior Vice President of the Greenplum Division at EMC Corporation from August 2010 to April 2013, where he was responsible for product development. Prior to EMC, Mr. Yara co-founded Greenplum, which was acquired by EMC in 2010.

Corporate Governance

       Corporate Governance Guidelines — The Board of Directors is committed to the achievement of business success and the enhancement of long-term stockholder value with the highest standards of ethics. The Board of Directors maintains Pivotal's Corporate Governance Guidelines to provide an effective corporate governance framework for the Company. The Corporate Governance Guidelines reflect a set of core values that provide the foundation for our governance and management systems and our interactions with others. A copy of those guidelines can be found on the Company's website https://investors.pivotal.io in the Governance section under Governance Documents.

       Controlled Company Status — The Class A common stock is listed on the NYSE. Accordingly, Pivotal is subject to governance requirements under the NYSE rules.

       Pivotal is a "controlled company" under the rules of the NYSE, because more than 50% of the voting power of Pivotal is held by Dell indirectly through subsidiaries. As a result, we qualify for an exemption under Section 303A.00 of the NYSE rules from, and we have elected not to comply with certain corporate governance requirements under the rules, including the requirements that Pivotal have a Board of Directors that is composed of a majority of "independent directors," as defined under the rules, and a compensation committee and a nominating committee that are composed entirely of independent directors. Even though Pivotal is a controlled company, we are required to comply with the rules of the SEC and NYSE relating to the membership, qualifications and operations of our audit committee, as discussed below.

       Director Independence — The Board of Directors has determined that Mr. Green, Ms. Klevorn and Ms. Lankton, constituting three of our eight directors, are independent directors under the NYSE rules and the standards for independent directors established in our Corporate Governance Principles, which incorporate the director independence requirements of the NYSE rules.

       Our Leadership Structure — Our current leadership structure separates the roles of Chief Executive Officer and Chairman. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Chairman provides guidance to the Chief Executive Officer, sets the agenda for Board of Directors meetings and presides over meetings of the full Board of Directors. Our leadership structure also contemplates a presiding director role to facilitate effective performance of the Board of Directors and its oversight of our business. We believe that having a separate Chairman and presiding director structure allows the Board of Directors to effectively address governance issues by providing another channel for the Board of Directors to express its views to management and provide feedback to the Chief Executive Officer on company performance. The leadership structure of the Board of Directors has not impacted the Board of Directors' ability to provide effective oversight of risk management.

       Presiding Director — A presiding director, who shall be an independent director, shall be elected by a majority vote of the independent directors acting in executive session. The principal responsibility of the presiding director shall be to chair the executive sessions of the non-employee and independent directors and to perform such other roles and responsibilities as are assigned from time to time by the full Board of Directors. In addition, in the event of a vacancy in the position of Chairperson, unless the Chief Executive Officer or President of the Company is also a director, the presiding director shall serve as interim Chairperson for the sole purpose of calling and holding a special meeting of the Board of Directors to elect a new Chairperson.

       The presiding director shall serve at the discretion of the independent directors, and the election or re-election of the presiding director shall be called at the request of a majority of the independent directors. If, at any time, the incumbent presiding director is unable or unwilling to continue to serve as the presiding director (or, in connection with any meeting, is absent or otherwise unable to perform the duties of presiding director at such meeting), then the most senior independent director (based on length of service on the board) shall fulfill the duties and responsibilities of the presiding director until such time as the independent directors have elected a successor presiding director. In addition, the independent directors, by majority vote acting in executive session, may for any reason replace the incumbent presiding director with a successor presiding director.

       Board Committees — The Board of Directors has established an audit committee and a compensation committee, each having the composition and responsibilities described below. These committees assist the Board of Directors in discharging its oversight responsibilities. The Board of Directors has adopted a written charter for each of the committees. A copy of each charter can be found on Pivotal's website at https://investors.pivotal.io in the Governance section under Governance Documents.

       The following table shows the current members of the Board of Directors and the committees and classes of the Board of Directors to which they belong. The table also identifies the directors determined by the Board of Directors to be independent under the NYSE rules and our Corporate Governance Guidelines.

Name	Independent	Director Class	Director Group	Audit Committee	Compensation Committee
Robert Mee		Class II	Group I
Paul Maritz		Class I	Group I		Chair
Michael S. Dell		Class III	Group I
Zane Rowe		Class I	Group I
Egon Durban		Class II	Group I
William D. Green	✓	Class III	Group I	Chair	✓
Marcy S. Klevorn	✓	Class I	Group II	✓
Madelyn J. Lankton	✓	Class II	Group II	✓

       Descriptions of the primary responsibilities of each committee are set forth below.

  Audit Committee

       The audit committee consists of Mr. Green, who chairs the committee, Ms. Klevorn and Ms. Lankton. The Board of Directors has determined that our audit committee is comprised solely of independent directors within the meaning of the applicable SEC rules and regulations and the NYSE rules. The Board of Directors has determined that all current audit committee members meet the additional, heightened independence criteria established pursuant to Rule 10A-3 under the Exchange Act applicable to audit committee members. The Board of Directors has also determined that each audit committee member meets the "financial literacy" requirement for audit committee members established under the NYSE rules, and each of Mr. Green and Ms. Lankton is an "audit committee financial expert" within the meaning of the Exchange Act.

       The audit committee's primary responsibilities include, among other matters:

  •
  appointing, retaining, compensating and overseeing the work of our independent registered public accounting firm or terminating our independent registered public accounting firm;

  •
  assessing the independence and performance of the independent registered public accounting firm;

  •
  reviewing with our independent registered public accounting firm the scope and results of the firm's annual audit of our financial statements;

  •
  overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;

  •
  pre-approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

  •
  reviewing our accounting and financial reporting policies and practices and accounting controls, as well as compliance with legal and regulatory requirements;

  •
  periodically reviewing and approving changes to our Code of Business Conduct and Ethics and other policies with respect to legal compliance, conflicts of interest and ethical conduct;

  •
  reviewing with our management the scope and results of management's evaluation of our disclosure controls and procedures and management's assessment of our internal control over financial reporting, including the related certifications to be included in the periodic reports we file with the SEC; and

  •
  establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters, or other ethics or compliance issues.

       Pursuant to its charter, our audit committee recommends, establishes and monitors procedures designed to facilitate the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters. The audit committee also oversees management of financial risk exposures, including the integrity of our accounting and financial reporting processes and controls. In addition, the audit committee appoints the head of the internal audit department and oversees the Company's internal audit function, receives periodic reports on ethics and compliance and information security matters, and is notified of any significant ethics and compliance and cybersecurity matters.

  Compensation Committee

       Our compensation committee consists of Mr. Maritz, who serves as the chair of the committee, and Mr. Green. Both Mr. Maritz and Mr. Green are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act.

       The purposes of the compensation committee are to (i) evaluate the performance of, and review and approve (on behalf of the Board of Directors), all compensation to be provided to our Chief Executive Officer, each other executive officer and each non-employee director who will receive compensation, (ii) review and recommend to the Board of Directors a succession plan for our Chief Executive Officer; (iii) review and approve the Company's management succession plan (other than for our Chief Executive Officer) and leadership development strategies; and (iv) review and, as appropriate, approve salary, bonus and equity compensation plans and guidelines for all other employees of the Company and its subsidiaries.

       The compensation committee's primary authority and responsibilities include, among other matters:

    •
    reviewing with management and approving the compensation of our executive officers (excluding our Chief Executive Officer) and non-employee directors and reviewing with management and approving recommendations with respect to compensation for all other employees;

    •
    administering our stock-based and other compensation plans, granting stock-based and cash awards to our executive officers and directors under such plans and making recommendations to the Board of Directors with respect to amendments to such plans;

    •
    reviewing and discussing with the full Board of Directors at least annually our management succession plan, as well as our leadership development strategies and executive retention and diversity strategies;

    •
    reviewing and approving the goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating the performance of our Chief Executive Officer in light of such goals and objectives and, either as a committee or together with the other independent directors (as directed by our Board of Directors), determining the approving our Chief Executive Officer's compensation;

    •
    evaluating the need for, and provisions of, employment contracts or severance arrangements for our executive officers;

    •
    reviewing our incentive compensation arrangements to determine whether they encourage excessive risk-taking and reviewing and discussing at least annually the relationship between risk management policies and practices and compensation;

    •
    reviewing the compensation of non-employee directors for service on the Board of Directors and its committees at least once each year and recommending any changes to such compensation to the Board of Directors; and

    •
    administering any compensation clawback policy as required by applicable law, rule or regulation or policy of our Company.

       The compensation committee may delegate any of its responsibilities to one or more subcommittees consisting of one or more members of the committee. The committee did not delegate any authority to a subcommittee in Fiscal 2019.

       Compensia, a national compensation consulting firm, was engaged by the compensation committee and Pivotal during Fiscal 2019 to serve as the compensation advisor to the compensation committee in order to advise on executive and director compensation matters, including with respect to competitive market pay practices for our executive officers and independent directors, as well as data analysis and selection of the compensation peer group. Compensia did not provide any additional services to Pivotal during Fiscal 2019.

       Our Chief Executive Officer provides the compensation committee with his recommendations on the total compensation opportunities for all other executive officers and his views regarding (1) the individual performance of the other executive officers in connection with the committee's determination of the amounts of such other executive officers' cash and equity compensation and (2) the performance goals used to assess Pivotal's financial performance under Pivotal's annual incentive bonus program.

       Compensation Committee Interlocks and Insider Participation — During Fiscal 2019, only Mr. Maritz and Mr. Green served as members of our compensation committee.

       During Fiscal 2019, none of our executive officers served as a member of a compensation committee (or if no committee performs that function, the Board of Directors) of any other entity that had an executive officer serving as a member of our Board of Directors. Further, during Fiscal 2019, none of our executive officers served as a director of any other entity that had an executive officer serving as a member of our compensation committee.

       Exemption from Nominating Committee Requirement — As a controlled company under the rules of the NYSE, Pivotal qualifies for an exemption under Section 303A.00 of the NYSE rules from, and has elected not to comply with, certain corporate governance requirements under the rules, including the requirement that Pivotal have a nominating committee.

       Board Risk Oversight — The Board of Directors oversees and maintains Pivotal's governance and compliance processes and procedures to promote the conduct of Pivotal's business in accordance with applicable laws and regulations and with the highest standards of responsibility, ethics and integrity. In this role, the Board of Directors is responsible for overseeing the management and mitigation of risks facing the Company. Directors also have complete and open access to all Pivotal employees and are free to communicate directly with management.

       Although the Board of Directors is responsible for risk oversight, management is responsible for risk management. Pivotal also maintains and enforces a Code of Business Conduct and Ethics, a Code of Ethics for Senior Financial Officers and an ethics and compliance program.

       Meetings and Attendance — During Fiscal 2019, the full Board of Directors met six times, the audit committee met four times and the compensation committee met five times. In Fiscal 2019, each member of the Board of Directors other than Zane Rowe, Marcy Klevorn and Egon Durban attended at least 75% of the total number of the meetings of the Board of Directors, and of each Board of Directors' committee held during the period in which such member served as a director of Pivotal or as a member of such committee.

       Our policy is that each director is encouraged to attend our annual meeting of stockholders each year.

       Communications with Directors — Any person who has a concern about Pivotal's conduct, accounting, financial reporting, internal controls or auditing matters may communicate that concern directly to the independent directors or to the audit committee (through the audit committee chair). These communications may be confidential and anonymous, and may be e-mailed to AuditCommittee@pivotal.io. All such concerns will be forwarded to the appropriate directors for their review.

       The status of all outstanding concerns addressed to the independent directors or the audit committee will be reported to the full Board of Directors on a quarterly basis. The independent directors or the audit committee may direct special treatment, including the retention of outside advisers or counsel, and involve the Office of the General Counsel as appropriate for any concern addressed to them. Our Code of Business Conduct and Ethics prohibits any employee from retaliating or taking any adverse action against anyone for raising, or helping to resolve, an integrity concern.

Director Compensation

       Our Board of Directors has adopted a director compensation policy to enable us to attract qualified directors, provide them with compensation at a level consistent with our compensation objectives and, in the case of equity-based compensation, align their interests with those of our stockholders. This policy provides annual cash retainers and certain equity-based compensation for certain of our non-employee directors, along with reimbursement, upon request, for all directors for reasonable expenses incurred in attending meetings of our Board of Directors or committees.

       Under this policy, certain of our non-employee directors are eligible to receive the following annual cash retainers, payable annually in arrears:

  •
  Board Chair: $30,000
  •
  Board Member: $35,000
  •
  Audit Committee Chair: $20,000
  •
  Audit Committee Member: $10,000
  •
  Compensation Committee Chair: $15,000
  •
  Compensation Committee Member: $7,500

       Also under this policy, certain of our non-employee directors are eligible to receive the following equity-based compensation in the form of restricted stock units ("RSUs") with respect to shares of Class A common stock granted pursuant to the 2018 Equity Incentive Plan:

       •     an initial grant with an economic value on the grant date of $300,000, vesting in equal annual installments over three years, to be made upon joining our Board of Directors; and

       •     an annual grant with an economic value on the grant date of $200,000, vesting after one year, to be made on or about the date of our annual stockholder meeting.

       During Fiscal 2019, Messrs. Green and Maritz and Ms. Lankton, were eligible to receive compensation under this policy.

       As set forth in the table below, during Fiscal 2019, certain of our non-employee directors received the following grants of RSUs: (1) in connection with our IPO, each of Messrs. Maritz and Green received an award of RSUs in April 2018 with an economic value on the grant date of $200,000 (representing 13,334 shares of our Class A common stock), which vested in full on the first anniversary of the grant date and (2) in connection with her appointment to our Board of Directors in October 2018, Ms. Lankton received an award of RSUs with an economic value on the grant date of $300,000 (representing 12,459 shares of our Class A common stock), which is scheduled to vest one-third on each of the first three anniversaries of the grant date.

       Our amended and restated certificate of incorporation and amended and restated bylaws provide that our directors are entitled to indemnification from us to the fullest extent permitted by the Delaware General Corporation Law. We have also entered into indemnification agreements with each of our directors. In addition, we provide our directors with liability insurance coverage for any liability arising out of their actions in that capacity.

Director Compensation for Fiscal 2019

       The following table sets forth information concerning the compensation earned by each of our non-employee directors during Fiscal 2019.

Name	Fees earned or paid in cash (1) ($)	Stock awards (2) (3) ($)	Total ($)
Paul Maritz	80,000	200,010	280,010
Michael S. Dell	-	-	-
Zane Rowe	-	-	-
Egon Durban	-	-	-
William Green	59,815	200,010	259,825
Marcy S. Klevorn	-	-	-
Khozema Shipchandler (4)	-	-	-
Madelyn Lankton (5)	14,301	236,721	251,022

(1)
Amounts reported in this column represent the annual cash retainers paid to certain of our non-employee directors for their service on our Board of Directors and board committees during Fiscal 2019.
(2)
Amounts reported in this column reflect the aggregate grant date fair value of each RSU award granted to the non-employee director during Fiscal 2019, computed in accordance with FASB ASC Topic 718. These grant date fair values may differ from the awards' economic values on the grant dates. These awards represent, for Messrs. Maritz and Green, annual equity awards granted in connection with our IPO, and, for Ms. Lankton, an initial equity award granted in connection with joining our Board of Directors. All awards of RSUs are settled in shares of our Class A common stock.
(3)
The table below sets forth the aggregate number of option awards and the aggregate number of stock awards (in the form of RSUs) held by each of these directors that were outstanding as of February 1, 2019.

Name	Aggregate number of option awards outstanding at end of Fiscal 2019	Aggregate number of stock awards outstanding at end of Fiscal 2019
Paul Maritz	1,000,000	13,344
William Green	50,000	13,344
Madelyn Lankton	-	12,459
(4)
Mr. Shipchandler resigned from our Board of Directors on September 6, 2018.
(5)
Ms. Lankton was appointed to our Board of Directors on October 8, 2018.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

       The Board of Directors is asking stockholders to ratify the Audit Committee's appointment of PricewaterhouseCoopers LLP, or PwC, as Pivotal's independent registered public accounting firm for the fiscal year ending January 31, 2020, or Fiscal 2020.

       PwC is a registered independent public accounting firm and has served as Pivotal's independent registered public accounting firm since 2013. Representatives of PwC are expected to be present at the annual meeting and available to respond to appropriate questions, and will have an opportunity to make a statement if they desire to do so. We are required by the master transaction agreement we entered into with Dell at the time of our IPO, to use our reasonable best efforts to use the same independent registered public accountant selected by Dell until the first Dell fiscal year end occurring after a Distribution, as defined in our Certificate of Incorporation. For further information, see "Certain Relationships and Transactions with Related Persons."

       Although current law, rules and regulations, as well as the Audit Committee's charter, require Pivotal's independent registered public accounting firm to be engaged, retained and supervised by the Audit Committee, the Board considers the selection of an independent registered public accounting firm to be an important matter of stockholder concern and considers a proposal for stockholders to ratify such selection to be an opportunity for stockholders to provide direct feedback to the Board on an important issue of corporate governance. If the stockholders do not ratify the selection of PwC, the Audit Committee will take the vote into consideration in determining whether to retain PwC and whether to engage the firm in future years, but may continue to retain PwC. If the appointment is ratified by stockholders, the Audit Committee in its discretion nevertheless may change the appointment at any time during the current fiscal year if it determines that a change would be in the best interests of the Company and its stockholders.

       The Board unanimously recommends a vote "FOR" the ratification of PwC as Pivotal's independent registered public accounting firm for Fiscal 2020.

       In addition to retaining PwC to conduct an independent audit of the consolidated financial statements, Pivotal engages PwC from time to time to perform other permissible non-audit services. The following table sets forth all fees incurred in connection with professional services rendered to Pivotal by PwC for Fiscal 2018 and Fiscal 2019.

 Independent Registered Public Accounting Firm Fees

Fee Type	Fiscal 2018	Fiscal 2019

Audit Fees (a)	$2,005,604	$1,137,500

Audit-Related Fees (b)	-	170,000

Tax Fees (c)	73,000	110,000

All Other Fees (d)	4,000	4,000

Total	$2,082,604	$1,421,500

(a)
Audit Fees consist of fees for professional services rendered in connection with the audit of our annual consolidated financial statements, the review of our quarterly condensed consolidated financial statements, and audit services that are normally provided by independent registered public accounting firm in connection with regulatory filings. This category also includes fees for professional services provided in connection with our IPO, incurred during the Fiscal 2018, including comfort letters, consents and review of documents filed with the SEC.

(b)
Audit-Related Fees consist primarily of fees for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and not reported under "Audit Fees." This category includes accounting consultations and other financial reporting and compliance services.

(c)
Tax Fees consist of fees for tax compliance and tax consulting and planning services.

(d)
All Other Fees consist of aggregate fees billed for products and services provided by the independent registered public accounting firm other than those disclosed above. These services specifically relate to subscription fees paid for access to online accounting research software and regulatory applications.

       The Audit Committee pre-approved performance by PwC of the foregoing services that were required to be pre-approved under SEC rules. The Audit Committee has adopted a policy requiring pre-approval by the committee of all audit and non-audit services to be provided by Pivotal's independent registered public accounting firm, other than a limited exception provided under SEC rules. In accordance with that policy, the Audit Committee has given its approval for the provision of audit services by PwC for Fiscal 2020, including audit fees, and also has given its approval for up to one year in advance for the provision by PwC of particular categories or types of audit-related, tax and other permitted non-audit services. With respect to circumstances in which the provision of any services is not covered by one of those approvals, the Audit Committee has delegated authority to the chair of the Audit Committee or other designated members of the Audit Committee to pre-approve PwC's services. Any pre-approvals granted under this delegated authority would be communicated to the full Audit Committee.

 COMPENSATION OF EXECUTIVE OFFICERS

       The following table sets forth information concerning the compensation paid to our principal executive officer and our two other most highly compensated executive officers during Fiscal 2019 (Named Executive Officers).

FISCAL 2019 SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year Ended	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)	Total ($)
Robert Mee	2019	500,000	10,000,000	—	347,325	2,944	10,850,269
Chief Executive Officer	2018	500,000	—	1,642,800	548,815	2,969	2,694,584
William Cook	2019	400,000	6,000,000	—	277,860	8,178	6,686,038
President	2018	400,000	—	1,642,800	462,160	9,107	2,514,067
Scott Yara(4)	2019	400,000	3,000,000	—	208,395	—	3,608,395
Senior Vice President, Products

(1)
The amounts reported in this column represent the aggregate grant date fair value of the RSU awards granted to the Named Executive Officers during the fiscal year, as calculated in accordance with FASB ASC Topic 718.

(2)
The amounts reported in this column represent the aggregate grant date fair value of the stock option awards granted to the Named Executive Officers during the fiscal year, as calculated in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair values of the stock option awards in this column are described in Note 12 to our consolidated financial statements included in our Fiscal 2019 Form 10-K.

(3)
The amounts reported in this column represent cash incentives paid to our Named Executive Officers under our Executive Incentive Program for the fiscal year.

(4)
Mr. Yara was not a Named Executive Officer during Fiscal 2018. As such, only his compensation for Fiscal 2019 is reported in this table.

Employment, Severance and Change in Control Arrangements

  Change in Control Severance Agreements

       We have entered into double-trigger change in control severance agreements with each of our Named Executive Officers that provide for the change in control benefits set forth below. The term of each agreement automatically renews for a one-year term each year on January 1, unless we or the Named Executive Officer give notice of termination not later than April 1 of the preceding year;

provided, however, that if a change in control (as defined in the agreement) occurs during a term, the term will not expire for 24 months following the change in control.

       If, during a potential change in control period or for 24 months following a change in control, the Named Executive Officer's employment is terminated by us without cause (as defined in the agreement), by reason of death or disability or by the Named Executive Officer with good reason (as defined in the agreement), we will be obligated to: (1) pay an amount equal to 100% of the Named Executive Officer's then current annual base salary in cash in a lump sum, (2) pay an amount equal to 100% of the Named Executive Officer's target annual bonus for the current fiscal year in cash in a lump sum, (3) continue to provide the Named Executive Officer and his or her dependents health insurance benefits for 24 months following termination and (4) pay a portion of the Named Executive Officer's bonus compensation for the current fiscal year in cash in a lump sum, prorated through the date of termination. For this purpose, a potential change in control period is defined to begin upon (1) our execution of an agreement, the consummation of which would result in the occurrence of a change in control, (2) the public announcement of an action, the consummation of which would result in the occurrence of a change in control or (3) adoption by our Board of Directors of a resolution to the effect that a potential change in control has occurred. A potential change in control period is defined to end upon a change in control, unless the potential change in control event terminates in specified circumstances earlier.

Non-Equity Incentive Plan

       Under Pivotal's Fiscal 2019 Executive Incentive Program, or FY19 Program, bonus payments for our Named Executive Officers were determined as a percentage of each Named Executive Officer's bonus target and key measures of Pivotal's operating success. The FY19 Program's components were based on the achievement of semi-annual and annual goals for the following Company metrics: annual contract value, total revenue, non-GAAP operating loss, and the acquisition of new Pivotal Cloud Foundry customers. Participants who were actively employed by Pivotal on the last day of a semi-annual bonus period were eligible for payment for that period.

Outstanding Equity Awards at Fiscal Year End

       The following table sets forth information concerning outstanding equity awards for our Named Executive Officers as of February 1, 2019.

 OUTSTANDING EQUITY AWARDS AT FISCAL 2019 YEAR END

	Option Awards						Stock Awards
Name	Grant Date	Numbers of Securities Underlying Unexercised Options (#) Exercisable	Numbers of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Robert Mee	6/28/2013	500,000	—		5.06	6/28/2023
	5/13/2015	1,375,000	125,000	(1)	6.78	5/13/2025
	3/15/2017	229,166	270,834	(1)	8.58	3/15/2027
	4/20/2018						666,667	(2)	10,900,005
William Cook	6/28/2013	440,000	—		5.06	6/28/2023
	5/13/2015	1,375,000	125,000	(1)	6.78	5/13/2025
	3/15/2017	229,166	270,834	(1)	8.58	3/15/2027
	4/20/2018						400,000	(2)	6,540,000
Scott Yara
	6/28/2013	426,667	—		5.06	6/28/2023
	5/13/2015	1,375,000	125,000	(1)	6.78	5/13/2025
	4/20/2018						200,000	(2)	3,270,000

(1)
These stock options become vested and exercisable over a four-year period, with 25% of the option vesting on the first anniversary of the grant date and 1/48th of the option vesting in equal monthly installments thereafter.
(2)
These RSUs vest over the period ending March 20, 2022, with 25% of the RSUs vesting on March 20, 2019 and the remaining RSUs vesting in equal quarterly installments thereafter.

Benefit Plans

Retirement Benefits - 401(k) Plan

       We have adopted and maintain, and our Named Executive Officers may participate in, a defined contribution savings plan under Section 401(k) of the Internal Revenue Code, or 401(k) Plan. Under the 401(k) Plan, eligible employees may defer a portion of their annual compensation on a pre-tax or after tax basis. The 401(k) Plan permits us to match pre-tax employee contributions and make discretionary non-elective contributions to the plan. In 2018 we elected to match up to 6% of eligible compensation during each pay period, subject to a $5,000 annual maximum match per participant.

Equity Compensation Plans

2018 Equity Incentive Plan

       In anticipation of our IPO, our Board of Directors adopted, and our stockholders approved, the 2018 Equity Incentive Plan, or 2018 Plan, which became effective in connection with the offering. The 2018 Plan is administered by our compensation committee and provides for the grant of equity-based awards with respect to shares of our Class A common stock to our employees, certain of our non-employee directors and our consultants or advisors. The 2018 Plan allows for awards of stock options, stock appreciation rights, restricted stock awards, RSUs, performance awards, other cash-based awards and other stock-based awards. In connection with our IPO, certain of our employees, including our Named Executive Officers, received grants of RSUs with respect to shares of our Class A common stock that vest over a four-year period, with 25% of the award vesting on March 20, 2019 and the remaining 75% vesting in equal quarterly installments thereafter.

       In the event of a participant's termination of service, the administrator of the 2018 Plan may determine the extent to which an award granted under the 2018 Plan may be exercised, settled, vested, paid or forfeited prior to the end of a performance period, or the vesting, exercise or settlement of such award. In the event of a change in control of the Company (as defined in the 2018 Plan), the administrator may, in its discretion, take certain actions with respect to outstanding awards, including the continuation or assumption of awards, substitution or replacement of awards by a successor entity, acceleration of vesting and lapse of restrictions, determination of the attainment of performance conditions for performance awards or cancellation of awards in consideration of a payment.

Employee Stock Purchase Plan

       In anticipation of our IPO, our Board of Directors adopted, and our stockholders approved, our Employee Stock Purchase Plan, or ESPP, which became effective in connection with the offering. The ESPP is administered by our compensation committee and provides eligible employees the opportunity to purchase shares of our Class A common stock through the exercise of stock options granted during each offering period under the ESPP based on participants payroll deductions during the offering period of at least 1%, but not more than 15%, of an employee's compensation (subject to a cap of $7,500). Offering periods under the ESPP are six months in duration, commencing on January 11 or July 11 and ending on July 10 or January 10 and the purchase price per share of our Class A common stock will equal the lesser of 85% of the fair market value of our Class A common stock (or such greater percentage as designated by the administrator) on either the option's grant date or the purchase date. A participant may not purchase more than 3,000 shares of our Class A common stock during any one offering period.

       On termination of a participant's employment for any reason, or a change in the participant's employment status following which the participant is no longer an eligible employee, the participant will be deemed to have withdrawn from the ESPP effective as of the date of such termination of employment or change in status, the accumulated payroll deductions remaining in the participant's notional account will be returned to the participant, and the participant's option will be automatically terminated. In the event of a corporate transaction (as defined in the ESPP) in which the successor corporation refuses to assume or substitute participant options under the ESPP, the ESPP's then open offering period will be shortened by setting a new purchase date on which the offering period will end before the effective date of the corporate transaction.

Amended and Restated 2013 Stock Plan

       Our Board of Directors adopted, and our stockholders approved, the Amended and Restated 2013 Stock Plan, or 2013 Plan, in April 2013. The 2013 Plan was amended and restated in December 2013, May 2015 and August 2017. Under the 2013 Plan, we have granted stock options with respect to shares of our Class A common stock to our Named Executive Officers and other employees. In connection with our IPO, all shares of Class A common stock that remained available for issuance under the 2013 Plan became available for issuance under the 2018 Plan and no further equity awards may be granted under the 2013 Plan.

       The 2013 Plan provides that, unless the terms of an option holder's agreement provide otherwise, if an option holder's service relationship with us ceases due to death or disability (as defined in the 2013 Plan), all of the option holder's stock options will vest fully, and his or her estate may exercise any vested options during any quarterly exercise period within one year of such determination. If the option holder's service relationship with us is terminated by us without cause (as defined in the 2013 Plan) or by the option holder for any reason, the option holder may exercise any vested options during any quarterly exercise period within 90 days of the date of termination. If an option holder's service relationship with us is terminated by us for cause, any vested options will automatically terminate. In the event of a change in control of the Company (as defined in the 2013 Plan), the plan administrator may (i) accelerate, vest or cause the restrictions to lapse with respect to all or any portion of a stock award, (ii) cancel any stock award for fair value, (iii) provide for the issuance of substitute stock awards that will substantially preserve the otherwise applicable terms of any affected stock award or (iv) in the case of a merger or consolidation in which Pivotal is not the surviving entity, terminate all outstanding stock awards that provide for elected exercise.

 EQUITY COMPENSATION PLAN INFORMATION

       The following table sets forth certain information about our equity compensation plans as of February 1, 2019.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
Equity compensation plans approved by security holders (1) (2)	55,402,176 (3)	$8.31 (4)	14,058,966 (5)
Equity compensation plans not approved by security holders	—	—	—

Total:	55,402,176	$8.31	14,058,966

(1) Includes the 2018 Plan, the ESPP and the 2013 Plan. See "Equity Compensation Plans" above for information on the material features of these plans.

(2) The 2018 Plan and the ESPP each contain an evergreen provision, pursuant to which the number of shares of Class A common stock available for issuance under each plan will be increased on the first day of each fiscal year of the Company. Under the 2018 Plan, the number of shares of Class A common stock will be increased in an amount equal to the lesser of (i) 5% of the aggregate number of shares of Class A common stock and shares of Class B common stock of the Company outstanding (on a fully diluted basis) on the last day of the immediately preceding fiscal year and (ii) such number of shares of Class A common stock as determined by our Board of Directors in its discretion. Under the ESPP, the number of shares of Class A common stock will be increased in an amount equal to the least of (i) 5,500,000 shares of Class A common stock, (ii) 1% of the aggregate number of shares of Class A common stock and shares of Class B common stock of the Company outstanding (on a fully diluted basis) on the last day of the immediately preceding fiscal year and (iii) such number of shares of Class A common stock as determined by our Board of Directors in its discretion.

(3) Represents 45,900,771 shares of Class A common stock issuable upon the exercise of outstanding stock options granted under the 2018 Plan and the 2013 Plan and 9,501,405 shares of Class A common stock issuable pursuant to RSUs granted under the 2018 Plan.

(4) Represents the weighted-average exercise price of unexercised stock options outstanding under the 2018 Plan, the ESPP and the 2013 Plan. See note (3) above with respect to RSUs granted under the 2018 Plan. The weighted average exercise price here does not take those awards into account.

(5) Includes 11,993,966 shares of Class A common stock available for future issuance under the 2018 Plan and 2,065,000 shares of Class A common stock available for future issuance under the ESPP, which allows eligible employees to purchase shares of Class A common stock with accumulated payroll deductions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following table sets forth information as of April 1, 2019 regarding beneficial ownership of our common stock by:

  •
  each person whom we know to own beneficially more than 5% of our Class A common stock or Class B common stock;

  •
  each of the directors and Named Executive Officers individually; and

  •
  all directors and executive officers as a group.

       In accordance with the rules of the SEC, beneficial ownership includes voting or investment power with respect to securities and includes the shares issuable pursuant to such stock options that are exercisable and the vesting and settlement of RSUs as of or within 60 days after April 1, 2019. Shares issuable pursuant to stock options that are exercisable and RSUs that will vest and settle within 60 days after April 1, 2019, are deemed outstanding for computing the percentage of the person holding such securities but are not outstanding for computing the percentage of any other person.

       We have based our calculation of the percentage of beneficial ownership on 94,881,599 shares of our Class A common stock outstanding and 175,514,272 shares of our Class B common stock outstanding as of April 1, 2019. Because each holder of shares of our Class B common stock may convert such shares into an equal number of shares of our Class A common stock at any time, and from time to time, at such holder's option, the beneficial owners of outstanding shares of our Class B common stock are deemed to be the beneficial owners of an equal number of shares of our Class A common stock.

       Unless otherwise indicated, the address for each listed stockholder is: c/o Pivotal Software, Inc., 875 Howard Street, 5th floor, San Francisco, California 94103. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock.

Name of Beneficial Owner	Number of Shares of Class A Beneficially Owned(1)	Percentage of Shares of Class A Beneficially Owned(1)	Number of Shares of Class B Beneficially Owned(1)	Percentage of Shares of Class B Beneficially Owned(1)	Percentage of Total Voting Power(1)
Principal Stockholders:
Michael S. Dell(2)	175,514,272	64.9%	175,514,272	100%	94.9%
Dell Technologies Inc.(3)	175,514,272	64.9%	175,514,272	100%	94.9%
EMC Corporation(3)	175,514,272	64.9%	175,514,272	100%	94.9%
VMware, Inc.(3)	44,208,162	16.3%	44,208,162	25.2%	23.9%
Ford Motor Company(4)	17,516,709	18.5%	—	—	*
FMR LLC(5)	8,809,588	9.3%	—	—	*
Named Executive Officers and Directors:
Robert Mee(6)	2,362,371	2.4%	—	—	*
William Cook(7)	2,175,687	2.2%	—	—	*
Scott Yara(8)	1,768,353	1.8%	—	—	*
Paul Maritz(9)	1,013,334	1.1%	—	—	*
Michael S. Dell(2)	175,514,272	64.9%	175,514,272	100%	94.9%
Zane Rowe	—	—	—	—	—
Egon Durban	—	—	—	—	—
William D. Green(10)	63,334	*	—	—	*
Marcy S. Klevorn	—	—	—	—	—
Madelyn J. Lankton	—	—	—	—	—
All executive officers and directors as a group (14 persons)(11)	184,589,212	66.1%	175,514,272	100%	94.9%

*
Less than 1%.

(1) The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing the number of shares beneficially owned by the person, which includes the number of shares as to which such person has the right to acquire voting or investment power (including upon conversion of such person's Class B common stock with respect to the calculation of beneficial ownership percentage of Class A common stock) as of or within 60 days after such date, by the sum of the number of shares outstanding as of such date plus the number of shares as to which such person has the right to acquire voting or investment power (including upon conversion of such person's Class B common stock with respect to the calculation of beneficial ownership percentage of Class A common stock) as of or within 60 days after such date. Consequently, the denominator for calculating beneficial ownership percentages may be different for each beneficial owner.

(2) The information regarding Mr. Dell is based on a Schedule 13G jointly filed with the SEC on February 14, 2019 on behalf of Mr. Dell, Dell Technologies and EMC Corporation. Represents

131,306,110 shares of Class B common stock held directly by EMC Corporation and 44,208,162 shares of Class B common stock held directly by VMware. Mr. Dell is the Chairman and CEO of Dell Technologies and, as of April 1, 2019, was the beneficial owner of Dell Technologies common stock representing a majority of the total voting power of the outstanding shares of all outstanding classes of common stock of Dell Technologies. As a result of the foregoing, Mr. Dell may be deemed to be the beneficial owner of all of the shares of our common stock beneficially owned by Dell Technologies. Shares of Class A common stock shown as beneficially owned by Mr. Dell are issuable upon conversion of the same number of shares of Class B common stock deemed to be beneficially owned by Mr. Dell. Mr. Dell's address is c/o One Dell Way, Round Rock, Texas 78682.

(3) The information regarding Dell Technologies and EMC Corporation is based on a Schedule 13G jointly filed with the SEC on February 14, 2019 on behalf of Mr. Dell, Dell Technologies and EMC Corporation. The information regarding VMware is based on a Schedule 13G filed with the SEC on February 14, 2019. Represents 131,306,110 shares of Class B common stock held directly by EMC Corporation and 44,208,162 shares of Class B common stock held directly by VMware. EMC Corporation is, as of April 1, 2019, indirectly wholly-owned by Dell Technologies through directly and indirectly held wholly-owned subsidiaries of Dell Technologies, consisting of Denali Intermediate Inc. and Dell Inc. As of such date, Dell Inc. directly owns all of the outstanding common stock of EMC Corporation. EMC Corporation was, as of April 1, 2019, through direct ownership and through the ownership of its direct wholly-owned subsidiary, VMW Holdco LLC, the beneficial owner of VMware common stock representing a majority of the total voting power of the outstanding shares of all outstanding classes of common stock of VMware. As a result of the foregoing, Dell Technologies, Denali Intermediate Inc. and Dell Inc. may be deemed to be the beneficial owner of all of the shares of our common stock beneficially owned by EMC Corporation, including all of the shares of our common stock beneficially owned by VMware. Shares of Class A common stock shown as beneficially owned by Dell Technologies, EMC Corporation and VMware are issuable upon conversion of the same number of shares of Class B common stock beneficially owned by such stockholders. The address for Dell Technologies and EMC Corporation is c/o One Dell Way, Round Rock, Texas 78682 and the address for VMware is 3401 Hillview Avenue, Palo Alto, California 94304.

(4) The information regarding Ford Motor Company is based on a Schedule 13G filed with the SEC on January 28, 2019. The address for Ford Motor Company is One American Road, Dearborn, Michigan 48126.

(5) The information regarding FMR LLC is based on a Schedule 13G/A filed with the SEC on March 11, 2019. The address for FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(6) Consists of (i) 91,538 shares held by Mr. Mee and (ii) 2,270,833 shares issuable pursuant to options that are exercisable as of or within 60 days after April 1, 2019.

(7) Consists of (i) 588 shares held by Mr. Cook and (ii) 2,175,099 shares issuable pursuant to options that are exercisable as of or within 60 days after April 1, 2019.

(8) Consists of (i) 25,019 shares held by Mr. Yara and (ii) 1,743,334 shares issuable pursuant to options that are exercisable as of or within 60 days after April 1, 2019.

(9) Consists of (i) 1,000,000 shares issuable pursuant to options that are exercisable as of or within 60 days after April 1, 2019 held by Mr. Maritz and (ii) 13,334 RSUs that will vest and settle within 60 days after April 1, 2019.

(10) Consists of (i) 50,000 shares issuable pursuant to options that are exercisable as of or within 60 days after April 1, 2019 held by Mr. Green and (ii) 13,334 RSUs that will vest and settle within 60 days after April 1, 2019.

(11) Consists of (i) 175,781,812 shares held by all executive officers and directors as a group, (ii) 8,780,732 shares issuable pursuant to options that are exercisable as of or within 60 days after April 1, 2019 and (iii) 26,668 RSUs that will vest and settle within 60 days after April 1, 2019.

 AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed to be "soliciting material," to be "filed" with the SEC or be subject to Regulation 14A or Regulation 14C (other than as provided in Item 407 of Regulation S-K) or to the liabilities of Section 18 of the Exchange Act, and shall not be deemed to be incorporated by reference in future filings with the SEC except to the extent that Pivotal specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

       The Audit Committee has reviewed and discussed with Pivotal's management and PwC the audited consolidated financial statements of Pivotal contained in Pivotal's Annual Report on Form 10-K for fiscal year 2019. The Audit Committee has also discussed with PwC the matters required to be discussed by AS No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board ("PCAOB").

       The Audit Committee has received and reviewed the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding PwC's communications with the Audit Committee concerning independence, and has discussed with PwC its independence from Pivotal.

       Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in Pivotal's Annual Report on Form 10-K for its fiscal year 2019 for filing with the SEC.

Submitted by the Audit Committee
William D. Green, Chair
Zane Rowe1
Madelyn Lankton

1
Mr. Rowe resigned from our Audit Committee on April 11, 2019 (after this report was approved), and was replaced by Marcy Klevorn.

ADDITIONAL INFORMATION

Director Nomination Process

       Director Qualifications — The Board of Directors has adopted guidelines for qualifications of director candidates in our Corporate Governance Guidelines that are available to stockholders on our website at https://investors.pivotal.io in the Governance section under Governance Documents. Each director should have demonstrated notable or significant achievements in business, education or public service; should possess the requisite intelligence, education, experience and judgment to make a significant contribution to the Board of Directors and so that the Board of Directors as a whole will benefit from a range of skills, diverse perspectives and backgrounds with regards to its deliberations; and should have the highest standards of ethics and integrity, a strong sense of professionalism and an intense dedication to serving the interests of the Company's stockholders.

       Selection and Nomination Process — The Board of Directors shall select and recommend nominees for director positions to the stockholders for election. Stockholders may propose nominees for consideration, and the Board of Directors shall duly consider all such nominees. Whenever a vacancy occurs in the Board of Directors, either because of a newly created director position or the death, resignation, removal or retirement of an existing director, members of the Board of Directors shall select a person to fill the vacancy and that person shall serve as a director until the annual meeting of stockholders at which the director's term expires and until his or her successor shall be duly elected and qualified or until his or her earlier death, resignation or removal.

       Stockholder Recommendations to the Board of Directors — Stockholders of Pivotal may recommend individuals to the Board of Directors for consideration as director candidates by submitting candidates' names and appropriate background and biographical information to the Corporate Secretary at Pivotal Software, Inc., 875 Howard Street, 5th floor, San Francisco, California 94103, Attn: Corporate Secretary. If the appropriate information is provided in a timely manner, the Board of Directors generally will consider these candidates in substantially the same manner as it considers other Board of Directors candidates.

       Stockholder Nominations — Stockholders who wish to nominate an individual for election as a director, rather than recommending a candidate for nomination by the Board of Directors, must follow the procedures set forth in the advance notice provisions of our bylaws. Those procedures are described below under "Stockholder Proposals for Next Year's Annual Meeting - Proposal for Consideration at Next Year's Annual Meeting."

       Re-Election of Existing Directors — The Board of Directors believes that directors should serve only so long as they add value to the Board of Directors. A director's contributions to the Board of Directors and ability to continue to contribute productively will be considered by the Board each time a director is considered for renomination. Recognizing that the most important factor in renomination considerations is a director's contributions to Board of Directors deliberations and processes rather than length of service, the Board of Directors has not established any term limits on Board of Directors service. However, directors generally will not be nominated for election to the Board of Directors after their 72nd birthday unless the Board of Directors decides otherwise. Each director must be willing and able to devote sufficient time and attention to carrying out his or her duties and responsibilities effectively. While the Board of Directors acknowledges the value in having directors with significant experience in other businesses and activities, it also understands that effective service requires substantial commitment. Generally, a director should not serve on more than six public company boards, including the Company's board. The nature and extent of a director's non-Company activities will be taken into account in renomination considerations, as well as in determining the propriety of the director's continued service on the Board of Directors.

Stockholder Proposals for Next Year's Annual Meeting

       Stockholder proposals will be eligible for consideration for inclusion in the proxy statement and form of proxy for the 2020 Annual Meeting of stockholders in accordance with Rule 14a-8 under the Exchange Act, or Rule 14a-8. Further, in accordance with the Pivotal bylaws, nominations of persons for election to the Board of Directors and other stockholder proposals will be eligible for consideration at next year's annual meeting without inclusion in the proxy materials.

       Proposal for Inclusion in Next Year's Proxy Statement — A stockholder who wishes to present a proposal (other than a nomination of persons for election to the Board of Directors) for inclusion in Pivotal's proxy statement for the 2020 Annual Meeting in accordance with Rule 14a-8 must deliver the proposal to our principal executive offices no later than the close of business on January 4, 2020. Submissions must be delivered to the Corporate Secretary at Pivotal Software, Inc., 875 Howard Street, 5th floor, San Francisco, California 94103, Attn: Corporate Secretary. The submission by a stockholder of a proposal for inclusion in the proxy statement is subject to regulation by the SEC under Rule 14a-8.

       Proposal for Consideration at Next Year's Annual Meeting — Under our bylaws, a stockholder who desires to present a nomination of persons for election to the Board of Directors or other proposal for consideration at the 2020 Annual Meeting, but not for inclusion in next year's proxy statement, must deliver the proposal no later than 5:00 p.m., Eastern Time, on March 15, 2020 and no earlier than February 14, 2020. However, in the event that the 2020 Annual Meeting is before May 14, 2020 or after August 22, 2020, notice by the stockholder, to be timely, must be so delivered no later than 5:00 p.m., Eastern Time, on the later of (i) the 90th day prior to such annual meeting and (ii) the 10th day following the day on which notice of the date of such meeting is first made by Pivotal and no earlier than 120 days prior to such annual meeting.

       The submission must contain the information specified in our bylaws, including a description of the proposal and a brief statement of the reasons for the proposal, the name and address of the stockholder (as they appear in Pivotal's books and records), the class or series and number of Pivotal shares owned of record and, if the proposal is being made on behalf of a beneficial owner of our stock, the class or series and number of Pivotal shares owned beneficially by such beneficial owner, and the other information specified in our bylaws. For additional information about these requirements, see our bylaws, which we have filed with the SEC as an exhibit to our S-1/A dated April 12, 2018, and which is also available on our website at https://investors.pivotal.io in the Financials section under SEC Filings. Proposals must be delivered to the Corporate Secretary at Pivotal Software, Inc., 875 Howard Street, 5th floor, San Francisco, California 94103, Attn: Corporate Secretary.

       The provisions of our bylaws concerning notice of proposals by stockholders are not intended to affect any rights of stockholders to seek inclusion of proposals in our proxy statement under Rule 14a-8.

Delinquent Section 16(a) Reports

       Section 16(a) of the Exchange Act requires our directors, specified officers and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Based solely on a review of Section 16(a) reports filed electronically with the SEC during or with respect to Fiscal 2019 (or other written representation that no other reports were required), we believe that our Section 16(a) reporting persons filed all reports required by Section 16(a) of the Exchange Act on a timely basis.

Policies and Procedures with Respect to Transactions with Related Persons

       For purposes of the following discussion, except as stated otherwise or unless the context indicates otherwise, "Dell" means Dell Technologies and its subsidiaries (excluding Pivotal and its subsidiaries), and "Pivotal," "we," "us," or "our company" mean Pivotal and its subsidiaries.

       From time to time, we enter into transactions in which "related persons" (as defined in Item 404 of Regulation S-K adopted by the SEC under the federal securities laws) could be deemed to have a direct or indirect material interest. Related persons include our directors and executive officers, their immediate family members and stockholders beneficially owning more than 5% of any class of our capital stock.

       We have adopted a written policy and procedures for the review, approval and ratification of transactions involving related persons. We recognize that transactions with related persons may present potential or actual conflicts of interest or an appearance of impropriety. Transactions with related persons are reviewed, ratified, approved or declined by the Board of Directors or an appropriate committee of the Board of Directors designated by the Board of Directors for such purpose. In reviewing any transaction, the Board of Directors or the committee will consider the relevant facts and circumstances available and deemed relevant, including, but not limited to, whether the terms of the transaction are fair to our company, on the same basis that would apply if the transaction did not involve a related person and whether there are business reasons for Pivotal to enter into the transaction.

       The policy covers all transactions, arrangements, or relationships (or any series of similar transactions, arrangements or relationships), in which we or any of our subsidiaries is or will be a participant, in which the amount involved exceeds $120,000 and in which any related person has or may have a direct or indirect material interest.

Certain Relationships and Transactions with Related Persons

       We describe below transactions and series of similar transactions, during our last fiscal year or currently proposed, to which we were a party or will be a party, in which:

        •
        the amounts involved exceeded or will exceed $120,000; and

        •
        any related person had or will have a direct or indirect material interest.

       We were formed by EMC Corporation and VMware, Inc. in April 2013. On September 7, 2016, Dell acquired EMC Corporation. As a result of the acquisition, Dell became our majority stockholder.

We jointly market and sell our products and services with Dell and VMware pursuant to commercial agreements with them. While we have in the past received certain administrative services from Dell and VMware, over time we have reduced our reliance on these entities for most of these services.

Dell as Our Controlling Stockholder

       Dell, as our majority stockholder, has the power, acting alone, to approve any action requiring a vote of shares representing a majority of the combined voting power of both classes of our outstanding common stock. As long as Dell continues to control a majority of the outstanding shares of our Class B common stock and a majority of all outstanding shares of our common stock, it will be able to exercise control over all matters requiring approval by our stockholders, including the election of our directors and approval of significant corporate transactions. Dell's controlling interest may discourage or prevent a change in control of our company that other holders of our common stock may favor. Dell is not subject to any contractual obligation to retain any of our common stock.

Transactions with Dell

Master Transaction Agreement with Dell

       In connection with our IPO, we entered into a master transaction agreement with Dell which contains key provisions relating to our ongoing relationship with Dell. The master transaction agreement also contains agreements relating to the conduct of future transactions and governs our post-IPO business relationship with Dell.

Administrative Services Agreements with Dell

       We have shared services and employee matters agreements with Dell. Under these agreements, Dell provides us with certain management and administrative services, including:

    •
    routine management, administration, treasury, legal and human resources services;

    •
    paying agent services for certain international payroll, certain accounts payable and other expenses; and

    •
    support services to Pivotal in countries where Pivotal does not have a legal entity.

       Dell also charges us expenses related to administrative services such as facilities and IT systems for Pivotal employees who work from Dell offices. Dell provides us these services in exchange for a service fee equal to the operating costs of providing the services plus a markup equal to a percentage of such operating costs. Our expenses under these agreements primarily consists of salaries, benefits, travel and rent. Dell has also acted as our paying agent and paid certain value-added taxes and property taxes on our behalf. The total amounts that we paid to Dell and its subsidiaries under these agreements totaled $29.2 million in Fiscal 2019.

Sales of our Products and Services to Dell

       We have a master ordering agreement with Dell under which we may from time to time sell to Dell our software and strategic services for its internal use. Revenue recognized from Dell was $18.9 million in Fiscal 2019 for sales of our products and services to Dell.

Tax Sharing Agreement with Dell

       We have a tax sharing agreement with Dell and its affiliates. The tax sharing agreement governs the respective rights, responsibilities and obligations of Dell and us with respect to any jointly filed returns.

The agreement determines the allocation of certain tax liabilities and benefits, tax attributes, tax contests and other matters regarding income taxes, and non-income returns.

       The total amounts paid to us by Dell under the tax sharing agreement in Fiscal 2019 were $35.0 million for tax assets related to both Fiscal 2019 and Fiscal 2018. Prior to our IPO in April of 2018, our U.S. federal and certain state net operating losses and research credits and foreign tax credits were fully applied against the consolidated return of Dell as we were included in Dell's consolidated U.S. federal and state income tax returns.

       In April 2019, we amended the tax sharing agreement regarding the treatment of certain 2017 Tax Cuts and Jobs Act implications not explicitly covered by the original tax sharing agreement terms. The amendment provided that we will receive a one-time payment of $26.5 million from Dell for the current benefit and estimated future expense related to Pivotal's inclusion in the Dell Fiscal 2018 federal tax return. Dell's payment to Pivotal is expected to be made in August 2019.

Agency Agreements with Dell

       We have domestic and international agency agreements with Dell which enables Dell to sell our products and services leveraging the Dell enterprise relationships and its end-user customer contracts. In exchange for such services, we pay an agency service fee to Dell which is based on a percentage of the invoiced contract amounts. We paid agency fees to Dell in the amount of $11.7 million in Fiscal 2019.

Transactions with VMware

Administrative Services Agreements with VMware

       We have a shared services and employee matters agreements with VMware. Under these agreements, VMware provides us with certain management and administrative services, including routine management, administration, finance and accounting, legal and human resource services.

       VMware also charges us expenses related to administrative services such as facilities and IT systems for Pivotal employees who worked from VMware offices. VMware provided us these services in exchange for a service fee equal to the operating costs of providing the services plus a markup equal to a percentage of such operating costs. Our expenses under these agreements primarily consisted of salaries, benefits, travel and rent. The total amounts that we paid to VMware and its subsidiaries under these agreements were $0.3 million in Fiscal 2019.

Sales of our Products and Services to VMware

       From time to time, we have sold our software products and professional, software support and other services to VMware for its internal use. Revenue recognized was $1.4 million in Fiscal 2019 for sales of our products and services.

Agency Agreements with VMware

       We have domestic and international agency agreements with VMware which enabled VMware to sell our products and services leveraging the VMware enterprise relationships and its end-user customer contracts. In exchange, we pay an agency fee to VMware for these services, which is based on a percentage of the invoiced contract amounts. We paid agency fees to VMware of $3.7 million in Fiscal 2019.

Transactions with General Electric

       In the ordinary course of business, we sold subscriptions and services to General Electric Company for its internal use. General Electric ceased being a related party of Pivotal as of December 12, 2018. Revenue recognized during the time it was a related party for Fiscal 2019 was $9.2 million.

Transactions with Ford

       In the ordinary course of business, we have sold subscriptions and services to Ford Motor Company for its internal use. Revenue recognized was $11.5 million in Fiscal 2019.

Other Related Party Transactions

Shareholders' Agreement

       In connection with our IPO, we entered into a Sixth Amended and Restated Shareholders' Agreement, or shareholders' agreement, with certain of our stockholders, including Dell and certain of its subsidiaries (including EMC Corporation), VMware, and Ford.

       The shareholders' agreement grants the stockholders party thereto demand and piggyback registration rights. We are required to pay the registration expenses in connection with the registrations, other than any underwriting discounts and commissions and internal administrative and similar costs of the selling stockholder.

Indemnification Agreements and Directors' and Officers' Liability Insurance

       We have entered into indemnification agreements with each of our directors and executive officers, as described in "Director Compensation."

       The above summary of the master transaction agreement with Dell, tax sharing agreement with Dell, agency agreements with Dell and VMware, shared services and employee matters agreements with Dell and VMware, shareholders' agreement, and indemnification agreements with our directors and executive officers does not purport to be complete and is qualified in its entirety by reference to the agreements themselves, which are exhibits to our most recent Form 10-K and incorporated herein by reference.

Codes of Ethics

       Pivotal maintains a Code of Ethics for Senior Financial Officers that is applicable to our Chief Executive Officer, our President, our Chief Financial Officer and our Vice President, Accounting & Tax. The Code of Ethics for Senior Financial Officers, which satisfies the requirements of a "code of ethics" under SEC rules, addresses matters specific to those senior financial positions in the Company, including responsibility for the disclosures made in our filings with the SEC, reporting obligations with respect to certain matters and a general obligation to promote honest and ethical conduct within the Company. The Chief Executive Officer, our President, our Chief Financial Officer and our Vice President, Accounting & Tax are also required to comply with our Code of Business Conduct and Ethics.

       In addition, Pivotal maintains a Code of Business Conduct and Ethics that is applicable to all of our employees, officers and directors worldwide. The Code of Business Conduct and Ethics contains written standards that are designed to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest; full, fair, accurate, timely and understandable public disclosures and communications, including financial reporting; compliance with applicable laws, rules and regulations; prompt internal reporting of violations of the code; and accountability for adherence to the code.

       The Code of Ethics for Senior Financial Officers and the Code of Business Conduct and Ethics are available on our website at https://investors.pivotal.io in the Governance section under Governance Documents. Pivotal will post any waivers of, or amendments to, these codes of ethics on our website in the circumstances and within the time period required under SEC rules.

Stockholders Sharing the Same Last Name and Address

       Only one copy of the proxy statement and annual report to stockholders or Notice of Internet Availability of Proxy Materials for the 2019 Annual Meeting is being sent to stockholders who share the same last name and address, unless they have notified Pivotal that they want to continue receiving multiple packages. This practice, known as "householding," is intended to eliminate duplicate mailings, conserve natural resources and help reduce printing and mailing costs.

       If you received a householded mailing this year and would like to receive a separate copy of the proxy materials, Pivotal will deliver a copy promptly upon your oral or written request made to Pivotal in one of the following ways:

  •
  E-mail Pivotal's Investor Relations department at ir@pivotal.io

  •
  Send your request by mail to Pivotal Software, Inc., Investor Relations, 875 Howard Street, 5th floor, San Francisco, California 94103

       You also may download a copy of any of these materials on our website at https://investors.pivotal.io and at www.proxyvote.com.

       To opt out of householding for future distributions of proxy materials, you may notify Pivotal using the contacts for the Investor Relations department provided above.

       If you received multiple copies of the proxy materials and would prefer to receive a single copy in the future, you may notify Pivotal of your preference using the contacts for the Investor Relations department provided above.

       Householding for banks, brokerage firms or other nominee accounts is limited to accounts within the same brokerage firm or other nominee. For example, if you and your spouse share the same last name and address, and you and your spouse each have two accounts containing Pivotal stock at two different brokerage firms, your household will receive two copies of the proxy materials, one from each brokerage firm. If you are a beneficial owner, you may request information about householding from your bank, brokerage firm or other nominee.

Availability of Annual Report on Form 10-K

       This proxy statement is accompanied by our Annual Report on Form 10-K for Fiscal 2019, which is our annual report to stockholders for the fiscal year. The Annual Report on Form 10-K is available without exhibits at https://investors.pivotal.io and with exhibits at the website maintained by the SEC at www.sec.gov. You may obtain, free of charge, a printed version of the Annual Report on Form 10-K without exhibits upon request to Pivotal in one of the following ways:

  •
  E-mail Pivotal's Investor Relations department at ir@pivotal.io

  •
  Send your request by mail to Pivotal Software, Inc., Investor Relations, 875 Howard Street, 5th floor, San Francisco, California 94103

Other Matters

       To the extent that this proxy statement is incorporated by reference into any other filing by Pivotal under the U.S. Securities Act of 1933, as amended, or under the Exchange Act, the section of this proxy statement entitled "Audit Committee Report," to the extent permitted by SEC rules, will not be deemed incorporated in such a filing, unless specifically provided otherwise in the filing. In addition, such section will not be deemed to be soliciting material. Except as stated otherwise, all website addresses contained in this proxy statement are intended to be inactive, textual references only. The information on, or accessible through, any website (including the Pivotal website) identified in this proxy statement is not a part of, and is not incorporated by reference into, this proxy statement.

VOTE BY INTERNET Before the Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions for electronic delivery of information up until 11:59 p.m. Eastern Time on Wednesday, June 12, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and create an electronic voting instruction form.. PIVOTAL SOFTWARE, INC. 875 Howard Street, 5th Floor San Francisco, California 94103 During the Meeting - Go to www.virtualshareholdermeeting.com/PVTL2019 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to submit your voting instructions up until 11:59 p.m. Eastern Time on Wednesday, June 12, 2019. Have your proxy card in hand when you call and then follow the instructions VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. fiscal year ending January 31, 2020 PIVOTAL SOFTWARE, INC. The Board of Directors recommends you vote FOR the director nominee listed under Proposal 1: 1. Election of Director Nominee: To be elected for a term expiring at the 2022 Annual Meeting of Stockholders: For Withhold 1a Marcy Klevorn The Board of Directors recommends that you vote FOR Proposal 2:ForAgainstAbstain 2. Ratification of the appointment of PricewaterhouseCoopers LLP as Pivotal Software, Inc.'s independent registered public accounting firm for the NOTE: The proposals to be voted on may also include such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K are available at www.proxyvote.com. CLASS A COMMON STOCK PROXY Pivotal Software, Inc. Annual Meeting of Stockholders June 13, 2019, 10:00 a.m. Pacific Time To be held at www.virtualshareholdermeeting.com/PVTL2019 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PIVOTAL SOFTWARE, INC. The undersigned hereby appoints Paul Maritz, Robert Mee and Andrew M. Cohen, and each of them, with power to act without the other and with power of substitution and resubstitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side of this form, all the shares of Pivotal Software, Inc. Class A common stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come be fore the Annual Meeting of Stockholders of the Company to be held on June 13, 2019 and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEE UNDER PROPOSAL 1 AND FOR PROPOSAL 2 AND IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. (Continued and to be marked, dated and signed, on the reverse side)